EXHIBIT 10.3.6

                    SUBORDINATED LOAN AND SECURITY AGREEMENT

         THIS SUBORDINATED LOAN AND SECURITY AGREEMENT is made as of the 5th day of April, 2001, by and between Q.E.P. CO., INC., a Delaware corporation, Q.E.P.
- O'TOOL, INC., a California corporation, MARION TOOL CORPORATION, an Indiana corporation, WESTPOINT FOUNDRY, INC., an Indiana corporation, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation, ROBERTS JAPAN KK, an entity organized in Japan, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada, ROBERTS HOLLAND B.V., an entity organized in The Netherlands, ROBERTS U.
K. LIMITED, an entity organized in England, ROBERTS DEUTSCHLAND GmbH, an entity organized in Germany, ROBERTS S.A.R.L. , an entity organized in France, Q.E.P. STONE HOLDINGS, INC., a Florida corporation, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia, Q.E.P CO. AUST. PTY. LIMITED, an entity organized in Australia, Q.E.P. CHILE LIMITADA, an entity organized in Chile, Q.E.P HOLDING B.V., an entity organized in The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina, and BOIARDI PRODUCTS CORPORATION, an Ohio corporation (all of the foregoing hereinafter collectively called the "Borrower" and each individually a "Borrower"), and THE HILLSTREET FUND, L.P., a Delaware limited partnership, (together with its permitted successors and assigns, "Lender").

         NOW, THEREFORE, in consideration of the respective undertakings stated herein, the parties agree as follows:


                                    ARTICLE 1

                                 INTERPRETATION

         Section 1.1 Definitions. The following capitalized terms are defined as follows:

                  "Account" or "Accounts" shall have the same meaning as defined in the UCC.

                  "Account Debtor" shall have the same meaning as defined in the UCC.

                  "Affiliate" means any Person which directly or indirectly controls, or is controlled by, or is under common control with, any Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate" does not include the Lender.

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                                      -2-


                  "Agreement" or "this Agreement" means this Subordinated Loan and Security Agreement (including all Exhibits and Schedules annexed hereto) as originally executed, or if supplemented, amended, or restated from time to time, as so supplemented, amended, or restated.

                  "Assignment of Life Insurance" means a collateral assignment of the Life Insurance on terms acceptable to Lender.

                  "Bank Accounts" shall have the meaning as defined in Article 9 of the UCC.

                  "Business Day" means any day on which commercial banking institutions are open for business in Cincinnati, Ohio, other than a Saturday, Sunday or a legal holiday.

                  "Capital Expenditures" means any amounts paid or incurred in connection with the purchase of plant, machinery, Equipment or similar expenditures (including any lease of any of the foregoing) which are required to be capitalized and depreciated in accordance with GAAP.

                  "Capital Leases" means capital leases, conditional sales contracts and other title retention documents relating to the acquisition of capital assets (as classified in accordance with GAAP).

                  "Capital Stock" means any and all equity interests and participations in any entity including, without limitation, corporate stock, whether common or preferred, subscription rights, warrants, convertible securities and other forms of equity interests such as partnership interests and interests in limited liability companies.

                  "Change of Control" means the time at which (i) any Person (including a Person's Affiliates and associates) or group (as that term is understood under Section 13(d) of the Exchange Act and the rules and regulations thereunder), other than (a) Management Shareholders and Affiliates thereof (the "Control Group") or a group controlled by the Control Group, or (b) any Person or group entitled to file on Schedule 13G pursuant to Rule 13d-1 under the Exchange Act, becomes, or files a Schedule 13-D or 14D-1 (or any successor schedule, form or report under the Exchange Act) disclosing that such Person or group has become, the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of a percentage (based on voting power, in the event different classes of stock shall have different voting powers) of the voting stock of QEP equal to at least the lesser of (x) twenty-five percent (25%), and (y) the percentage of such voting stock at the time held by the Control Group, or (ii) there shall be consummated any consolidation or merger of QEP to which QEP's common stock (or other capital stock) would be converted into cash, securities or other property, other than a merger or consolidation of QEP in which the holders of such common stock (or such other capital stock) immediately prior to the merger have the same proportionate ownership, directly or indirectly, of common stock of the surviving corporation immediately after the merger as they had of QEP's common stock immediately

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                                      -3-


prior to such merger, or (iii) all or substantially all of QEP's assets shall be sold, leased, conveyed or otherwise disposed of as an entirety or substantially as an entirety to any Person (including an Affiliate or associate of QEP) in one or a series of transactions, or (iv) either (A) Lewis Gould shall cease to perform his duties as Chief Executive Officer of QEP, or (B) Marc P. Applebaum shall cease to perform his duties as Chief Financial Officer of QEP, and a replacement reasonably satisfactory to Lender is not found within Two Hundred Seventy (270) days thereafter for any of such individuals.

                  "Closing Date" means the Business Day on which all conditions precedent specified in Article 7 hereof shall have been satisfied in full.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" means all property of Borrower, whether now owned by Borrower or hereafter acquired or existing, and wherever located including, without limitation:

                  (a) all Accounts;

                  (b) all Inventory;

                  (c) all Equipment;

                  (d) all General Intangibles;

                  (e) all Investment Property;

                  (f) all Instruments and Documents;

                  (g) all Bank Accounts;

                  (h) all Related Collateral;

                  (i) all accessions and additions to, substitutions for, and replacements of any Collateral; and

                  (j) products and proceeds of any and all of the foregoing.

                  The term "Collateral" shall also refer to any other property in which Lender is granted a Lien to secure any of the Obligations pursuant to an agreement supplemental hereto or otherwise (whether or not such agreement makes reference to this Agreement or the Obligations of Borrower hereunder).

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                                      -4-


                  "Compliance Certificate" means the report required by Section 5.1(e) hereof, including schedules furnished by Borrower in the form of Exhibit A hereto.

                  "Computation Date" means the last day of each February, May, August and November.

                  "Consolidated" means, with respect to any accounting matter or amount, such matter or amount computed on a consolidated basis for QEP and its Subsidiaries, if any, in accordance with GAAP.

                  "Contractual Obligation" means, with respect to any Person, any provision or requirement of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Copyrights" means all present and future copyrights, registrations therefor, reversions thereof, and renewals and extensions of copyrights in all works of authorship (including software source code and documentation) in which Borrower or a Subsidiary of Borrower has any interest.

                  "Default" means any of the events set forth in Article 9 hereof which with giving of notice, the lapse of time, or both, would constitute an Event of Default.

                  "Default Rate" means four percentage points (4.0%) in excess of the otherwise applicable interest rate on the Loan (but in no event more than the rate permitted by applicable law).

                  "EBITDA" means for any period, and calculated on a Consolidated Basis, without duplication, Net Income; plus (i) for such period, such amount of the Interest Expense as has been expensed by the Borrower in the determination of Net Income; plus (ii) any income, ad valorem, and franchise taxes paid in cash and included in the determination of Net Income; plus (iii) amortization and depreciation deducted in determining Net Income for such period.

                  "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA, other than a multiemployer plan.

                  "Environmental Laws" means all federal, state and local laws, rules, regulations, ordinances, permits, orders, writs, judgments, injunctions, decrees, determinations, awards and consent decrees relating to hazardous substances and environmental matters applicable to Borrower's business and facilities (whether or not owned by it), including, without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"); the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"); the Toxic Substance Control Act; the Clean

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                                      -5-


Water Act; and the Clean Air Act, all as amended from time to time; state and federal superfund and environmental cleanup programs; and U.S. Department of Transportation hazardous materials transportation regulations.

                  "Equipment" shall have the meaning as defined in the UCC.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Affiliate" means, in relation to any Person, any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and is under common control within the meaning of the regulations promulgated under Section 414 of the Code.

                  "Event of Default" has the meaning set forth in Article 9 hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as may be amended from time to time.

                  "Existing Subordinate Debt" means those certain 8% Subordinated Debentures Due April 1, 2001 dated October 21, 1997 in the approximate principal amount of Six Million One Hundred Twenty-Two Thousand Two Hundred Ninety-Seven and 00/100 Dollars ($6,122,297.00) outstanding as of March 31, 2001.

                  "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free-market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of a Borrower acting reasonably and in good faith and shall be evidenced by a board resolution (certified by the secretary or assistant secretary of a Borrower) delivered to Lender.

                  "Financial Statements" means the audited Consolidated balance sheets of QEP and its Subsidiaries as of February 28, 1998, February 28, 1999 and February 29, 2000, and the related statements of income, retained earnings and cash flow for the twelve (12) month period then ended, and the unaudited income statements and cash flow statements for the year ended February 28, 2001, previously delivered to the Lender hereunder, together with forecasted monthly financials and borrowings under the Senior Loan Agreement and all other financial statements Borrower is required to deliver in accordance with the terms hereof.

                  "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time.

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                                      -6-

                  "General Intangibles" shall have the meaning as defined in the UCC and shall include, without limitation, all licenses, patents, patent licenses, trademarks, trademark licences, rights in intellectual property, goodwill, trade names, service marks, trade secrets, Copyrights and permits.

                  "Guarantee Obligation" means, with respect to any Person, any direct or indirect liability, contingent or otherwise, with respect to any Indebtedness, lease or other obligation of another if the primary purpose or intent thereof in incurring the Guarantee Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Guarantee Obligation shall be deemed to be the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, or if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

                  "Head Office" means the head office of Lender located at 300 Main Street, Cincinnati, Ohio 45202.

                  "Indebtedness" means, without duplication, all liabilities of a Person as determined under GAAP and all obligations which such Person has guaranteed or endorsed or is otherwise secondarily or jointly liable for, and shall include, without limitation, (a) all obligations for borrowed money or purchased assets, (b) obligations secured by assets whether or not any personal liability exists, (c) the capitalized amount of any capital or finance lease obligations, (d) the unfunded portion of pension or benefit plans or other similar liabilities, (e) obligations as a general partner, (f) contingent obligations pursuant to guaranties, including but not limited to all Guarantee Obligations, endorsements, letters of credit and other secondary liabilities, and (g) obligations for deposits.

                  "Indebtedness for Borrowed Money" means (a) all liabilities for borrowed money, for the deferred purchase price of property or services, and under leases which are or should be, under GAAP, recorded as Capital Leases, in each case in respect of which a Person is directly or indirectly, absolutely or contingently liable as obligor, guarantor, endorser or otherwise, or in respect of which such Person otherwise assures a creditor against loss and (b) all liabilities of the type described in clause (a) above which are secured by (or for which the holder has an existing right, contingent or otherwise, to be secured by) any Lien upon property owned by such Person, whether or not such Person has assumed or become liable for the payment thereof.

                  "Instruments and Documents" means all "instruments," "documents," "deposit accounts," and "chattel paper," as defined in Section 9-105 of the UCC, all securities, and includes (without limitation) all warehouse receipts and other documents of title, policies and certificates of insurance, checking, savings, and other bank accounts, certificates of deposit, checks, notes, drafts,

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                                      -7-


bills, and acceptances, now or hereafter acquired, to the extent not included in Accounts or Investment Property.

                  "Intercreditor Agreement" means that Intercreditor and Subordination Agreement dated as of the Closing Date among QEP, Lender and Senior Lender, in form and substance satisfactory to Lender, and as amended from time to time.

                  "Interest Expense" means, for any period, the aggregate amount of interest required to be paid or accrued during such period on all Indebtedness outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capital Leases and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

                  "Interest Payment Dates" shall mean the first Business Day of each month.

                  "Inventory" shall have the meaning as defined in the UCC.

                  "Investment Property" means all now owned or hereafter acquired securities, financial assets, securities entitlements and investment property of Borrower, as such terms are defined in Article 9 of the UCC.

                  "Landlord Waiver and Consent" means the Landlord Waiver and Consent in the form of Exhibit B hereto.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, security interest, lien, charge or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

                  "Life Insurance" means one or more policies of life insurance and any substitute or replacement policies thereof, owned by Borrower (i) on the life of Lewis Gould in the aggregate face amount of not less than One Million and 00/100 Dollars ($1,000,000.00), and (ii) on the life of Marc P. Applebaum in the aggregate face amount of not less than One Million and 00/100 Dollars ($1,000,000.00), and which such policies shall be free of any policy loans and encumbrances whatsoever, except the lien in favor of the Lender hereunder.

                  "Loan Documents" means this Agreement, the Subordinated Note, the Security Documents, the Pledge Agreement, the Intercreditor Agreement and all other documents,

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                                      -8-


instruments, financing statements, certificates and other agreements executed in connection with the Loan.

                  "Loan Year" means each period of twelve (12) consecutive months, commencing on the Closing Date and on each anniversary thereof.

                  "Loan" means the term loan to be made to Borrower by Lender pursuant to Article 2 hereof.

                  "Management Shareholders" mean Lewis Gould and Marc P. Applebaum.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, operations, property, condition (financial or otherwise) of Borrower taken as a whole, or (b) the Collateral taken as a whole.

                  "Maximum Credit Liability" for any Borrower, other than QEP, shall mean, as of any date of determination thereof, the sum of (i) with respect to the proceeds of the Loan which are used to make or the issuance of which constitutes a Valuable Transfer to such Borrower, the amount of such Loan plus
(ii) with respect to the proceeds of the Loan which are not used to make or the issuance of which does not constitute a Valuable Transfer to such Borrower, the lesser of (A) the outstanding amount of such Loan as of such date or (B) the greater of (I) ninety-five percent (95%) of the Subsidiary net worth at the time of the Loan or (II) ninety-five percent (95%) of the Subsidiary net worth of such Borrower at the earliest of (x) such date, (y) the date of the commencement of a case under Title 11 of the United States Code (or any successor provision) in which such Borrower is a debtor or (z) the date enforcement hereunder is sought.

                  "Net Income" means the Consolidated net income of Borrower determined in accordance with GAAP.

                  "Obligations" means, without limitation, the Loan and all other debts, obligations, or liabilities of every kind and description of Borrower to Lender, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, whether for payment or performance, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account including, without limitation, all loans (including any loan by renewal or extension), all overdrafts, all guarantees, all bankers acceptances, all agreements, all letters of credit issued by the Lender for Borrower and the applications relating thereto, all indebtedness of Borrower to Lender, all undertakings to take or refrain from taking any action and all indebtedness, liabilities and obligations owing from Borrower to others which the Lender may obtain by purchase, negotiation, discount, assignment or otherwise. Obligations shall also include

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                                      -9-


all interest and other charges chargeable to Borrower or due from Borrower to the Lender from time to time and all costs and expenses referred to in Section
11.8 hereof.

                  "Permitted Liens" means the liens and interests in favor of the Lender granted in connection herewith and

                  (a) liens under the Senior Loan Documents;

                  (b) liens against Borrower to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

                  (c) liens with respect to Permitted Purchase Money
         Indebtedness;

                  (d) deposits or pledges made by Borrower in connection with, or to secure payment of workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

                  (e) liens against Borrower on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (f) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties of Borrower in existence less than ninety (90) days from the date of creation thereof in respect of obligations not overdue; and

                  (g) encumbrances on real estate of Borrower consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which Borrower is a party, and other minor liens or encumbrances, none of which interferes with the use of the property affected in the ordinary conduct of the business of Borrower, and which defects do not individually or in the aggregate have a Materially Adverse Effect.

                  "Permitted Purchase Money Indebtedness" means all liabilities of Borrower with respect to the purchase of assets or services or the capitalized amount of any capital or finance lease obligation in an aggregate amount outstanding at any one time not to exceed One Million and 00/100 Dollars ($1,000,000.00) above the amounts outstanding as of the Closing Date.

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                                      -10-


                  "Person" means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  "Pledge Agreement" means the pledge agreement pursuant to which Borrower shall grant, as additional collateral security for the Loan, a security interest in the Pledged Interests, substantially in the form of Exhibit C hereto.

                  "Pledged Interests" means the Capital Stock of each of the Subsidiaries of QEP; provided, however, with respect to each foreign Subsidiary of QEP, such pledge shall be limited to sixty-five percent (65%) of the Capital Stock of such Subsidiary.

                  "Principal Office" means the principal office of QEP at 1081 Holland Drive, Boca Raton, Florida 33487 and the principal offices, if any, of each of the other Borrowers as set forth on Schedule 4.12 hereto.

                  "Principal Payment Dates" means the first day of each April, July, October and January beginning July 1, 2005.

                  "QEP" means Q.E.P., Co., Inc., a Delaware corporation.

                  "Reference Period" means, with respect to any particular Computation Date, the period of four (4) consecutive fiscal quarters of Borrower, ending on such Computation Date. The fiscal quarters of Borrower end on the last day of February, May, August and November.

                  "Related Collateral" means all goodwill of Borrower; cash; deposit accounts; claims under insurance policies (whether or not proceeds of other Collateral); rights of set off; rights under judgments; tort claims and choses in action; computer programs and software, books and records (including, without limitation, all electronically recorded data); contract rights; and all contracts and agreements to or of which they are parties or beneficiaries, whether any of the foregoing be now existing or hereafter arising, now or hereafter received by or belonging to Borrower.

                  "Requirements of Law" means, with respect to any Person, the Articles or Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer" means the President, Chief Executive Officer or Chief Financial Officer of QEP.

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                                      -11-


                  "Restricted Payment" means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of QEP or any Subsidiary now or hereafter outstanding; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any Subsidiary now or hereafter outstanding, other than that certain redemption of the outstanding stock of QEP held by Susan J. Gould, such purchase not to exceed One Thousand Two Hundred Fifty (1,250) shares per month, pursuant to the resolution of QEP's Board of Directors and as more fully described in the proxy statement of QEP dated May 28, 2000, as such redemption arrangement exists as of the date of this Agreement; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any indebtedness other than with respect to payments permitted pursuant to Section 6.2 hereof; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, other than the Warrants, options or other rights to acquire shares of any class of Capital Stock of QEP or any Subsidiary now or hereafter outstanding.

                  "SEC" means the Securities Exchange Commission of the United States of America.

                  "Security Documents" means all of the documents and instruments evidencing the collateral security of the Lender, including without limitation, all UCC Financing Statements with respect to the Collateral, the Assignment of Life Insurance, the Landlord Waiver and Consent and the Pledge Agreement.

                  "Seller Notes" mean (i) that certain promissory note in the principal amount of Nine Hundred Thousand and 00/100 Dollars ($900,000.00) dated as of September 10, 1999,executed by QEP in favor of John J. Mezzone, (ii) that certain promissory note in the principal amount of One Million Six Hundred Thousand and 00/100 Dollars ($1,600,000.00) outstanding as of March 31, 2001 executed by QEP in favor of Stone Mountain Manufacturing, Inc. and (iii) the payment obligation pursuant to that certain Agreement for the Purchase and Sale of Shares by and between Q.E.P. Zocalis Holding LLC and Zocalis S.R.L. in the amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00).

                  "Senior Debt" means that portion of the principal amount owing to the Senior Lender under the Senior Loan Documents from time to time, together with all interest, fees and other amounts payable on or with respect thereto, not to exceed Twenty-Four Million and 00/100 Dollars ($24,000,000.00) (or such higher amount (i) as may be incurred as a result of increased borrowings under the revolving credit loans of the Senior Lender to Borrower, not in excess of the lesser of the then existing Borrowing Base or Commitment (as such terms are defined in the Senior Loan Agreement), and provided that the method of computing the Borrowing Base has not changed without the consent of the Lender and (ii) as may from time to time be permitted to exist pursuant to the terms of the Intercreditor Agreement) and any refinance, replacement, amendment or modification thereof permitted in accordance with the Intercreditor Agreement.


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                                      -12-


                  "Senior Lender" means Fleet Capital Corporation or its permitted successors and assigns.

                  "Senior Loan Agreement" means that certain Amended and Restated Loan Agreement dated as of October 20, 1997, as amended, by and between Borrower and Senior Lender, as the same may be amended, supplemented, replaced or refinanced from time to time in compliance with terms of the Intercreditor Agreement.

                  "Senior Loan Documents" means the Senior Loan Agreement, and all other documents which create, evidence or secure the Senior Debt from time to time as any of the same may be amended, supplemented, replaced or refinanced from time to time in compliance with the terms of the Intercreditor Agreement.

                  "Senior Loans" means the loans made to Borrower pursuant to the terms of the Senior Loan Agreement.

                  "Subordinated Note" means the Subordinated Term Promissory Note referred to in Section 2.2 hereof to evidence the Loan, substantially in the form of Exhibit D hereto.

                  "Subsidiary" means, with respect to any Person, a corporation, partnership, limited liability company, or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company, or other entity are at the time owned, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to any Subsidiary or all Subsidiaries of QEP (including each Borrower other than QEP), whether now in existence or hereafter organized.

                  "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code in each case in effect in the jurisdiction where the Collateral is located.

                  "UCC Financing Statements" mean the UCC financing statements naming Borrower as debtor, and Lender as secured party or creditor, which UCC financing statements describe all or some portion of the Collateral and which together perfect Lender's security interest in the Collateral.

                  "Valuable Transfers" shall mean, in respect of any Borrower,
(i) all loans, advances or capital contributions made to or for the benefit of such Borrower with proceeds of the Loan, (ii) all debt securities or other obligations of such Borrower acquired by such Borrower or retired by such Borrower with proceeds of the Loan, (iii) the fair market value of all property acquired with proceeds of the Loan, and transferred, absolutely and not as collateral, to such Borrower, and (iv) all equity securities of such Borrower acquired by such Borrower with proceeds of the Loan.

                  "Warrant" or "Warrants" means one or more of the warrants to be issued by QEP to Lender, substantially in the form as of Exhibit E hereto.

                  "Warrant Agreement" means the warrant agreement dated as of the Closing Date between QEP and Lender substantially in the form of Exhibit F hereto.

         Section 1.2 Rules of Construction.

                  (a) Use of Capitalized Terms. For purposes of this Agreement, unless the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings herein assigned to them, and such definitions shall be applicable to both singular and plural forms of such terms. In addition, all terms defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined herein.

                  (b) Construction. All references in this Agreement to the single number and neuter gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

                  (c) Headings. The underlined headings contained herein are for convenience only and shall not affect the interpretation of this Agreement.

                  (d) Entire Agreement. This Agreement and the other Loan Documents shall constitute the entire agreement of the parties with respect to the subject matter hereof.

                  (e) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (f) Governing Law. This Agreement and the Subordinated Note and the rights and obligations of the parties under this Agreement and the Subordinated Note shall be governed by, and construed and interpreted in accordance with, the law of the State of Ohio.

                  (g) Accounting Terms and Determinations. Unless otherwise defined or specified herein, all accounting terms used in this Loan Agreement shall be construed in accordance with GAAP.

                                    ARTICLE 2

                             LOAN TERMS AND AMOUNTS

         Section 2.1 Loan Commitment. Subject to the terms and conditions of this Agreement, the Lender hereby agrees to make a term loan to Borrower in the amount of Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000.00) (the "Loan").

         Section 2.2 Subordinated Promissory Note. The absolute and unconditional obligation of Borrower to repay to Lender the principal of the Loan and the interest thereon shall be evidenced by a subordinated term promissory note executed by Borrower substantially in the form of Exhibit D hereto (the "Subordinated Note"). The Subordinated Note shall include the following terms:

                  (a) Term. The Subordinated Note shall be dated as of the Closing Date and shall mature and be due and payable in full on April 5, 2007.

                  (b) Interest Rate. Except as provided in Sections 2.2(e) and
         2.4 hereof, the Subordinated Note shall bear interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the daily outstanding principal balance thereunder at a rate per annum equal to fifteen percent (15%).

                  (c) Interest Payment Dates. Except as provided in Section 2.2(e) hereof, interest on the Subordinated Note shall be payable monthly on each Interest Payment Date commencing May 1, 2001, and ending on the date the Loan is due (whether by maturity, acceleration or otherwise).

                  (d) Principal Payments. Prior to July 1, 2005, provided that Lender has not accelerated the Loan pursuant to Section 9.9 hereof, Borrower shall not be obligated to make any payment of principal on the Loan. Beginning July 1, 2005, installments of principal on the Subordinated Note shall be payable on each Principal Payment Date in an amount equal to Five Hundred Sixty Two Thousand Five Hundred and 00/100 Dollars ($562,500.00), and on the date the Loan is due (whether by maturity, acceleration or otherwise), in an amount sufficient to pay in full the entire unpaid principal and accrued interest.

                  (e) Deferred Interest. If Borrower does not generate EBITDA of at least Nine Million and 00/100 Dollars ($9,000,000.00) in any of the five (5) fiscal years of Borrower following February 28, 2001, then Borrower shall pay to Lender on April 5, 2006 an additional interest payment equal to three percent (3%) of the daily outstanding principal balance of the Subordinated Note (computed on the basis of the actual number of days elapsed over a 360-day year) for each, if any, of the proceeding five (5) Loan Years in which the above EBITDA threshold was not met, compounded for each such Loan Year such that the effect of such additional interest payment shall be the same as if the Interest Rate in effect for any such fiscal year was a rate per annum equal to eighteen percent (18%). As an illustration only, if Borrower did not meet the above EBITDA threshold in the third Loan Year and the daily outstanding principal balance of the Subordinated Note for such third Loan Year was Two Million and 00/100 Dollars ($2,000,000.00), a deferred interest payment of Sixty Thousand and 00/100 Dollars ($60,000.00), in addition to all other interest, principal and other payments owing pursuant to this Agreement, would be due and payable on April 5, 2006 with respect to such third Loan Year.

         Section 2.3 Fees.

                  (a) Closing Fees. At Closing, HillStreet Capital Partners, Ltd. shall receive its closing fee in the amount of Two Hundred Thousand and 00/100 Dollars ($200,000.00) less any deposits made by Borrower, payable in immediately available funds or as Lender otherwise directs.

                  (b) Other Fees. Borrower shall, promptly upon request, reimburse the Lender for all loan administration, travel and related out-of-pocket expenses, including attorney fees and expenses.

         Section 2.4 Interest on Overdue Payments; Default Rate. If any payment of interest or principal is not paid when due, or upon the occurrence of an Event of Default, the Lender, at its option, may charge and collect from Borrower interest at the Default Rate.

         Section 2.5 Prepayments.

                  (a) Permitted Prepayments - Prepayment from Life Insurance. In the event Borrower receives proceeds from payment of the Life Insurance, the proceeds shall be applied in the manner set forth in
         Section 2.7 hereof.

                  (b) Optional Prepayment. Borrower shall have no right to prepay the Loan during the first or second Loan Year. If Borrower shall prepay the Loan in whole or in part during the third through sixth Loan Year, Borrower shall pay to Lender, as liquidated damages and compensation for the costs of being prepared to make funds available to Borrower under this Agreement, and not as a penalty, an amount determined by multiplying (x) the average outstanding balance of principal for the immediately proceeding twelve (12) month period times
         (y) six percent (6%) during the third Loan Year, five percent (5%) during the fourth Loan Year, and four percent (4%) during the fifth and sixth Loan Year (the "Prepayment Fee"); provided, however, that if such prepayment occurs as a result of any event described in Section 2.5(a) hereof, no Prepayment Fee shall be required.

         Section 2.6 Time and Place of Payments. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, each payment payable by Borrower to Lender under this Agreement or any of the other Loan Documents, shall be made directly to the Lender, at Lender's Head Office, not later than 12:00 p.m. local time, on the due date of each such payment in immediately available and freely transferrable funds.

         Section 2.7 Application of Funds. Unless otherwise provided in this
Article 2, the funds received by the Lender shall be applied toward the Obligations as follows:

                  (a) First, to the payment of all fees, charges and other sums (with the exception of principal and interest) due and payable to the Lender under the Subordinated Note, this Agreement or the other Loan Documents at such time including, without limitation, all costs, expenses, disbursements and losses which shall have been incurred or sustained by the Lender in or incidental to the collection of the Obligations hereunder or the exercise, protection, or enforcement by the Lender of all or any of the rights, remedies, powers and privileges of the Lender under this Agreement, the Subordinated Note, or any of the other Loan Documents and in and towards the provision of adequate indemnity to the Lender against all taxes or Liens which by law shall have, or may have priority over the rights of the Lender in and to such funds;

                  (b) Second, to the payment of the interest that is due and payable on the principal of the Subordinated Note at the time of such payment;

                  (c) Third, to the payment of principal then due on the Subordinated Note; and

                  (d) Fourth, the surplus remaining (if any) to Borrower or such other Person or Persons as may be determined by Borrower or any court of competent jurisdiction.

         Section 2.8 Use of Proceeds. Borrower represents, warrants and covenants to the Lender that all proceeds of the Loan shall be used by Borrower to refinance the Existing Subordinate Debt and the reasonable costs related thereto.

         Section 2.9 Payments to be Free of Deductions. Each payment payable by Borrower to the Lender under this Agreement, the Subordinated Note, or any of the other Loan Documents shall be made in accordance with Section 2.6 hereof, without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed or levied by any political subdivision or any taxing or other authority therein, unless Borrower is compelled by law to make any such deduction or withholding.

         Section 2.10 Allocation of Liability.

                  (a) Notwithstanding anything herein to the contrary, each Borrower's liability (other than QEP's') under the Note shall be limited to the Maximum Credit Liability for each Borrower as determined at the earlier of the date of commencement of a case under Title 11 of the United States Code (or any successor provision) in which such Borrower is a debtor or the date enforcement is sought hereunder or under the Note; provided, however, that each Borrower shall be jointly and severally liable for all advances, charges, costs and expenses, including reasonable attorneys' fees incurred or paid by Lender in exercising any right, power or remedy conferred by this Agreement or any enforcement thereof.

                  (b) Each Borrower agrees that in the event of (i) the dissolution or insolvency of any Borrower, (ii) the inability of any Borrower to pay its debts as they become due, (iii) an assignment by any Borrower for the benefit of its creditors, or (iv) the institution of any bankruptcy or other proceeding by or against any Borrower alleging that such Borrower is insolvent or unable to pay its debts as they become due, and whether or not such event shall occur at a time when the Obligations are not then due and payable, the other Borrowers shall pay the Obligations promptly upon demand as if the Obligations were then due and payable. Each Borrower agrees that upon the filing by or against any other Borrower of any proceeding under any present or future provision of the United States Bankruptcy Code, or any other similar federal or state statute, other Borrowers shall have no right to contribution, indemnification, or any recourse whatsoever against the bankrupt Borrower for any liability incurred by the other Borrowers under the terms of the Loan Documents. Each Borrower agrees that this provision shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of principal, interest or any other amount with respect to the Obligations is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of any Borrower, any other Person or otherwise.

         Each Borrower further agrees that, to the extent that any Borrower makes a payment, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required to be repaid to another Borrower, its trustee, receiver or any other party, including without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

                                    ARTICLE 3

                               SECURITY INTERESTS

         Section 3.1 Grant of Security Interest. To secure the payment and performance of all of the Obligations, but subject to the prior Liens of Senior Lender, Borrower hereby grants to the

Lender a continuing security interest in and assigns to the Lender all of the Collateral. The Collateral shall also include the property and rights subject to the Assignment of Life Insurance with respect to the Life Insurance in a form reasonably satisfactory to the Lender.

         Section 3.2 Additional Collateral. Subject to the prior Liens of Senior Lender, immediately upon Borrower's receipt of that portion of the Collateral which is evidenced or secured by an agreement, letter of credit, instrument and/or documents including, without limitation, promissory notes, documents of title, warehouse receipts and trade acceptances (the "Additional Collateral"), Borrower shall deliver the original thereof to Lender, together with appropriate endorsements, the documents required to draw thereunder (as may be relevant to letters of credit) and/or other specific evidence (in form and substance acceptable to Lender) of assignment thereof to Lender.

         Section 3.3 Additional Security for the Loan. As additional collateral security for the Obligations, Borrower shall deliver to Senior Lender, as collateral agent for Lender pursuant to the terms and conditions of the Intercreditor Agreement, the Pledged Interests on or before the Closing Date.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lender to enter into this Agreement, Borrower hereby represents and warrants to the Lender on the date hereof that:

         Section 4.1 Organization, Authority and Qualification.

                  (a) QEP and each of its Subsidiaries are entities duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to own and operate its properties and to carry on its business as now conducted. Schedule 4.1(a) sets forth all jurisdictions in which QEP and each of its Subsidiaries are qualified to conduct business. The execution, delivery and performance of this Agreement and the Subordinated Note have been duly authorized by all necessary corporate actions of each Borrower. There is no prohibition, either in law, in its charter documents, Certificate of Incorporation (or analogous organizational document), or bylaws, or in any order, writ, injunction or decree of any court or arbitrator presently in effect having applicability to any Borrower which in any way prohibits or would be violated by the execution and performance of this Agreement and the Subordinated Note in any respect. This Agreement and the Subordinated Note are and will be valid, binding and enforceable obligations of each Borrower. Each Borrower has adequate power and authority and has full legal right to enter into this Agreement and each of the other Loan Documents, and to perform, observe and comply with all of its agreements and obligations under each of such documents, including, without limitation the borrowings contemplated hereby. QEP and each of its Subsidiaries is duly qualified or licensed and in good standing and duly authorized to do business in each jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted makes such qualification or licensing necessary and in which the failure to be so qualified would have a Material Adverse Effect on the conduct of the business of QEP or any of its Subsidiaries.

                  (b) The authorized Capital Stock of QEP and each of its Subsidiaries is as set forth on Schedule 4.1(b) hereto. Except for the Warrant Agreement, the Warrant, or as described on Schedule 4.1(b) hereto, there are no outstanding options, rights or warrants issued by QEP or any of its Subsidiaries for the acquisition of the Capital Stock of QEP or any of its Subsidiaries, nor any outstanding securities or obligations convertible into Capital Stock.

                  (c) QEP has no Subsidiaries except those as set forth on
         Schedule 4.1(c) hereto. Except as set forth on Schedule 4.1(c) hereto, the Capital Stock of each Subsidiary is owned by QEP free and clear of all Liens other than securities laws restrictions, the Liens pursuant to the Senior Loan Documents and those Liens in favor of Lender hereunder.

                  (d) Except as set forth on Schedule 4.1(c) hereto, neither QEP nor any of its Subsidiaries own or hold of record (whether directly or indirectly) any shares of any class in the capital of any corporation, nor does QEP or any of its Subsidiaries own or hold (whether directly or indirectly) any legal and/or beneficial equity interest in any partnership, limited liability company, business trust or joint venture or in any other unincorporated trade or business enterprise.

         Section 4.2 No Legal Bar. The execution, delivery and performance of this Agreement, the Subordinated Note and the other Loan Documents and the consummation of the transactions contemplated thereby, will not violate any Requirements of Law or any Contractual Obligation of any Borrower.

         Section 4.3 No Litigation. No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or threatened by or against any Borrower or against any of its properties or revenues, existing or future, (a) with respect to this Agreement, the Subordinated Note, any of the other Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which, if adversely determined, would have a Material Adverse Effect. Schedule 4.3 sets forth all outstanding ligation pending or threatened against each Borrower, if any.

         Section 4.4 Financial Condition. The Financial Statements delivered to Lender fairly present the assets, liabilities and financial condition and history of Borrower and each Subsidiary, as of the dates thereof, and in accordance with GAAP (except that any unaudited Financial Statements may not contain any or all of the footnotes required by GAAP and are subject to year-end audit adjustments). There exist no equity or long-term investments in or outstanding advances to any Person not reflected in the Financial Statements and, except for trade payables arising in the ordinary course of business, Borrower has no Indebtedness and no Guarantee Obligations other than as reflected in such Financial Statements.

         Section 4.5 No Change. Since February 28, 2001, there has been no development or event which has had or would reasonably be expected to have a Material Adverse Effect.

         Section 4.6 No Default. Other than as set forth on Schedule 4.6 hereto, Borrower is not in default under or with respect to any of its Contractual Obligations, except where the default would not have a Material Adverse Effect. Other than as set forth on Schedule 4.6 hereto, no Default or Event of Default has occurred and is continuing.

         Section 4.7 Ownership of Property; Liens. Borrower has good and marketable title to all its property as listed on the Financial Statements, and none of such property is subject to any Lien except Permitted Liens.

         Section 4.8 Intellectual Property. Borrower possess all licenses, patents, permits, trademarks, trademark applications, trade names, copyrights, technology, know-how and processes necessary for the conduct of its businesses as currently conducted, and all such licenses, patents, permits, trademarks, trademark applications, trade names, and copyrights are listed on Schedule 4.8 hereto and made a part hereof. Except as set forth on Schedule 4.8 hereto, no claim has been asserted and is pending by any Person challenging or questioning the use of any such property or rights or the validity or effectiveness of any such property or rights, nor is there any known basis for any such claim. Except as set forth on Schedule 4.8 hereto, the use of such property and rights by Borrower does not infringe on the rights of any Person.

         Section 4.9 Compliance with Laws. Borrower is in compliance with all Requirements of Law, including all Environmental Laws applicable to it, except, in each case, where the failure to comply would not have a Material Adverse Effect.

         Section 4.10 Taxes. With respect to QEP and each Subsidiary, except as set forth on Schedule 4.10 hereto, each Borrower has filed or caused to be filed all tax returns which are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its properties and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of each

Borrower); no tax Lien has been filed, and, to the knowledge of Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

         Section 4.11 Environmental Matters. Except as set forth on Schedule
4.11 hereto, Borrower is in compliance with, and has no liability to any Person in respect of, all Environmental Laws except where any such non-compliance or liabilities would not have a Material Adverse Effect on Borrower or the Collateral.

         Section 4.12 Place of Business. Each Borrower maintains its places of business, owns Collateral, and maintains its books of account and records, including all records concerning the Collateral, only at the locations set forth on Schedule 4.12 hereto.

         Section 4.13 General Collateral Representations:

                  (a) Borrower is the sole owner of and has good and marketable title to the Collateral, free from all Liens, other than the Permitted Liens, including the Liens of the Senior Lender, and has full right and power to grant the Lender a security interest therein. All information which has been furnished to the Lender concerning the Collateral was complete, accurate and correct in all material respects when furnished, and all information which may be furnished to the Lender in the future concerning the Collateral will be complete, accurate and correct in all material respects when furnished.

                  (b) No security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Borrower in favor of Senior Lender pursuant to the Senior Loan Agreement, (ii) by Borrower in favor of Lender pursuant to this Agreement, or (iii) in respect of the items of Collateral subject to the Permitted Liens.

                  (c) Except as provided for in Section 5.12 hereof, the provisions of this Agreement are sufficient to create in favor of the Lender, as of the Closing Date, a valid and continuing lien on, and security interest in, the types of the Collateral hereunder in which a security interest may be created under Article 9 of the UCC. Except as provided in Section 5.12 hereof, Financing Statements on Form UCC-1 have been duly executed on behalf of Borrower and the description of such Collateral set forth therein is sufficient to perfect security interests in such Collateral in which a security interest may be perfected by the filing of Financing Statements under the UCC. When such Financing Statements are duly filed in the filing offices listed on Schedule 4.13 hereto, and the requisite filing fees are paid, such filings will be sufficient to perfect security interests in such of the Collateral described in the Financing Statements as can be perfected by filing in such offices, which perfected security interests will be prior to all other Liens in favor of others and rights of others (except for the

         Liens of the Senior Lender and purchase money security interests as permitted in accordance with this Agreement), and as against any owner of real estate where any of the Equipment is located and as against any purchaser of such real property and any present or future creditor obtaining a Lien on such real estate, except with respect to those premises set forth on Schedule 4.13 hereto, where validly executed Landlord Waiver and Consent agreements shall be required to establish the validity of Lender's security interest in Collateral located at such premises as against such owner. All action necessary to protect and perfect a security interest in each item of the Collateral has been or will be duly taken, or in the case of Equipment covered by certificates of title will be taken within ninety (90) days of the Closing Date, or in the case of the Pledged Interests, when such Pledged Interests are delivered to Senior Lender, pursuant to the Intercreditor Agreement, on or before the Closing Date.

         Section 4.14 Accounts. As to each and every Account of Borrower, Borrower has full right and power to grant the Lender a security interest therein and the security interest granted in such Account to the Lender in
Article 3 hereof, when perfected, will be a valid second security interest, subordinate only to the liens granted under the Senior Loan Documents, which will inure to the benefit of the Lender without further action, subject to the provisions of Section 4.13(c) hereof.

         Section 4.15 Equipment. Except as set forth on Schedule 4.15, substantially all Equipment is located at the locations set forth on Schedule
4.12 hereto. No Equipment is now stored with a bailee, warehouseman or similar party. All Equipment necessary for the conduct of Borrower's business is currently usable or currently saleable in the normal course of Borrower's business, other than obsolete Equipment reflected on the Financial Statements.

         Section 4.16 ERISA. Schedule 4.16 hereto contains a list of all Employee Benefit Plans maintained by Borrower. Borrower and its ERISA Affiliates are in compliance with any applicable provisions of ERISA and the regulations thereunder, and the Code, with respect to all such Employee Benefit Plans.

         Section 4.17 Undisclosed Liabilities. Borrower has no material obligation or liability (whether accrued, absolute, contingent, unliquidated, or otherwise, whether due or to become due) arising out of transactions entered into at or prior to the Closing Date, or any action or inaction at or prior to the Closing Date, except (a) liabilities reflected on the Financial Statements;
(b) liabilities incurred in the ordinary course of business (none of which are liabilities for breach of contract, breach of warranty, torts, infringements, claims or lawsuits); (c) liabilities or obligations disclosed in the Schedules hereto; (d) liabilities or obligations incurred pursuant to the Loan Documents, and the agreements, documents and instruments contemplated thereby; (e) the Senior Loan Agreement and the other Senior Loan Documents; and (f) the Seller Notes.

         Section 4.18 Disclosure.

                  (a) All factual information furnished by or on behalf of Borrower in writing to Lender on or before the Closing Date (including all information contained in the Loan Documents) for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and complete in all material respects on the date as of which such information is dated or certified and does not contain any untrue statement of a material fact.

                  (b) The projections and pro forma financial information contained in the factual information referred to in clause (a) above (including the pro forma consolidated financial statements delivered hereunder) were or are based on good faith estimates and assumptions believed to be reasonable at the time made, it being recognized by Lender that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ significantly from the projected results.

         Section 4.19 Solvency. Each Borrower is solvent and will continue to be solvent after creation of the Obligations hereunder and under the Senior Loan Documents and the Seller Notes, the security interests of Lender and Senior Lender and the other transactions contemplated hereby and by the Senior Loan Documents, including that portion of the Loan for which it is liable. Each Borrower is able to pay its debts as they mature and after the date of the making of the Loan hereunder will have sufficient capital to carry on its business and will not be left with an unreasonably small capital with which to engage in its business.

         Section 4.20 Survival of Representations and Warranties. The foregoing representations and warranties are made by each Borrower (unless expressly stated to the contrary) and with the knowledge and intention that Lender will rely thereon, and the breach thereof shall survive the execution and delivery of this Agreement and the making of the Loan hereunder.

                                    ARTICLE 5

                              AFFIRMATIVE COVENANTS

         So long as the Subordinated Note remains outstanding and unpaid or any other Obligation is owing to the Lender (other than QEP's obligations with respect to the Warrants, Warrant Stock (as defined in the Warrant Agreement) and Warrant Agreement), Borrower agrees as follows:

         Section 5.1 Financial Statements.

                  (a) Year End Report. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of Borrower, Borrower shall deliver to Lender copies of the Consolidated audited financial statements of Borrower and any Subsidiary, including the balance sheets, as at the end of such year and the related statements of income, cash flow and retained earnings for such year, in each case containing in comparative form the figures for the previous year. The Consolidated audited financial statements of Borrower shall be accompanied by an audit opinion of independent certified public accountants of nationally or regionally recognized standing, stating that such financial statements fairly present the respective financial positions of Borrower and any Subsidiary and the results of operations and changes in cash flows for the fiscal year then ended in conformity with GAAP. As soon as available, but in any event thirty (30) days prior to the last day of each fiscal year of Borrower, Borrower shall deliver Consolidated and consolidating financial projections and a management-prepared budget for Borrower prepared on a monthly basis for the next year.

                  (b) Quarterly Reports. As soon as available, but in any event not later than forty-five (45) days after the end of each quarter, Borrower shall deliver to Lender copies of the Consolidated balance sheets of Borrower and any Subsidiary as of the end of such quarter and the related unaudited statements of income, cash flow and retained earnings for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Borrower and prepared in accordance with GAAP applied on a basis consistent with the preceding years' statements (subject to normal year-end audit adjustments).

                  (c) Monthly Reports. As soon as available, but in any event not later than thirty (30) days after the end of each month, Borrower shall deliver to Lender copies of the Consolidated balance sheets of Borrower and any Subsidiary as of the end of such month and the related unaudited statements of income, cash flow and retained earnings for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Borrower and prepared in accordance with GAAP applied on a basis consistent with the preceding years' statements (subject to normal year-end audit adjustments).

                  (d) Reports to Management. Simultaneously with the delivery of the financial statements described in Sections 5.1(a), 5.1(b) and 5.1(c), Borrower shall also deliver to Lender copies of reports to management and management letters, if any, prepared by the accountants to Borrower, each certified as true and correct by a Responsible Officer.

                  (e) Compliance Certificates. Simultaneously with the delivery of the financial statements described in Section 5.1(b), Borrower shall furnish to Lender a Compliance Certificate executed by a Responsible Officer of Borrower (i) setting forth in reasonable detail the calculations supporting and used to determine Borrower's compliance with the financial covenants referenced in Article 7 hereof, along with supporting schedules and (ii) stating that such Responsible Officer has no knowledge of any Default or Event of Default, except as specified in such Compliance Certificate.

                  (f) SEC Documents. Borrower shall promptly furnish to Lender copies of all filings and other documents delivered to the SEC and all notices or other correspondence received by Borrower from the SEC.

                  (g) Senior Loan Correspondence. Borrower shall promptly furnish to Lender copies of all material reports and notices delivered to Senior Lender pursuant to the Senior Loan Documents.

         Section 5.2 Conduct of Business and Maintenance of Existence. Borrower shall continue to engage in business of the same general type in all material respects as now conducted by it and preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary for the normal conduct of its business. Borrower shall comply with all Contractual Obligations and Requirements of Law, except where failure to do so would not have a Material Adverse Effect on Borrower or the Collateral taken as a whole.

         Section 5.3 Maintenance of Property; Insurance. Borrower shall keep all property useful and necessary in its business in good working order and condition; maintain all workers' compensation insurance required by law; maintain with financially sound and reputable insurance companies insurance on all of its real and personal property in amounts consistent with past practices of Borrower in amounts sufficient to insure one hundred percent (100%) of the actual replacement costs thereof (subject to normal deductibles and/or self-insured retentions in amounts not in excess of the amounts in place as of the date of this Agreement) and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, or, in case of an Event of Default, as Lender may reasonably specify from time to time, that Lender may reasonably request from time to time, and furnish to Lender, promptly after written request, any information as to the insurance carried. If Borrower fails to do so, the Lender may obtain such insurance and charge the cost thereof to Borrower's account and add it to the Obligations. Borrower agrees that, if any loss should occur, the proceeds of all such insurance policies may be applied to the payment of all or any part of the Obligations, as Lender may direct, subject to the terms of the Intercreditor Agreement, Lender shall be named an additional named insured, lender loss payee and mortgagee on such insurance policies, as the case may be, to the extent that such policies insure the Collateral. In the event of any casualty, and as may be limited by the terms of the Intercreditor Agreement, Borrower shall be entitled to retain insurance proceeds for the purpose of repairing or replacing the insured property, provided that Borrower promptly executes and delivers to Lender such documents, instruments, financing statements or other agreements as may be necessary to perfect the security interest of Lender in all such property. All policies shall provide for at least thirty (30) days' written notice of cancellation to Lender, except premium nonpayment cancellation which shall be ten (10) days' written notice.

         Section 5.4 Liability Insurance. Borrower shall, at all times, maintain in full force and effect such liability insurance with respect to its activities and other insurance as may be reasonably required by Lender, such insurance to be provided by insurer(s) reasonably acceptable to Lender; and, if requested by Lender, such insurance shall name Lender as an additional insured.

         Section 5.5 Inspection of Property; Books and Records. Borrower shall maintain in all material respects complete and accurate books of accounts and records in which full, true and correct entries in conformity with GAAP and all Requirements of Law in all material respects shall be made of all dealings and transactions in relation to the Collateral and the operations of the Borrower; and grant to the Lender, or its representatives, full and complete access to the Collateral and all books of account, records, correspondence and other papers relating to the Collateral during normal business hours and Borrower grant to Lender the right to inspect, examine, verify and make abstracts from the copies of such books of account, records, correspondence and other papers, and to investigate during normal business hours such other records, activities and business of the Borrower as they may deem reasonably necessary or appropriate at the time.

         Section 5.6 Notices. Borrower shall promptly give notice to Lender of:

                  (a) the occurrence of any Default or Event of Default;

                  (b) any (i) default or event of default under any Contractual Obligation relating to any Indebtedness of Borrower, and any (ii) litigation, investigation or proceeding which may exist at any time between Borrower and any governmental authority, which in either case, if not cured or if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect;

                  (c) the commencement, existence or written threat of any action or proceeding by or before any governmental or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, against or affecting Borrower, which action or proceeding, as the case may be, would reasonably be expected to have a Material Adverse Effect; and

                  (d) any change in the business, operations, property, condition (financial or otherwise) of Borrower which would reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and stating what action Borrower proposes to take with respect thereto.

         Section 5.7 Environmental Laws. Borrower shall comply with all Environmental Laws and obtain and comply with and maintain any and all licenses, approvals, registrations or permits required by any Environmental Law except where failure to obtain or comply will not have a Material Adverse Effect on Borrower or the Collateral.

         Section 5.8 Inventory. With respect to the Inventory, Borrower shall use commercially reasonable efforts to:

                  (a) sell or dispose of the Inventory only to buyers in the ordinary course of business and consistent with past practice (which may include disposing of obsolete inventory or Inventory of de minimus value in the ordinary course of business and in accordance with past practices of Borrower); and

                  (b) promptly notify Lender of any change in location of any of the Inventory and, prior to any such change, execute and deliver to Lender such UCC financing statements satisfactory to Lender as Lender may request.

         Section 5.9 Equipment. Borrower shall use commercially reasonable efforts to:

                  (a) keep and maintain the Equipment in good operating condition and repair, excluding normal wear and tear, and shall make all necessary replacements thereof so that the value, utility and operating efficiency thereof shall at all times be maintained and preserved in materially the same condition as on the Closing Date, except to the extent items of Equipment become obsolete in the ordinary course of business, and not permit any such items to become a fixture to real estate or accession to other personal property, to the extent that such occurrence may be reasonably prevented by Borrower; and

                  (b) upon an Event of Default or as reasonably requested by Lender, immediately on demand thereof by Lender, deliver to Lender any and all evidence of ownership of any of the Equipment (including, without limitation, certificates of title and applications for the title).

         Section 5.10 Collateral. Borrower shall use commercially reasonable efforts to maintain the Collateral, as the same is constituted from time to time, free and clear of all Liens, except Permitted Liens, and defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein and pay all costs and expenses (including reasonable attorney's fees) incurred in connection with such defense.

         Section 5.11 Employee Benefit Plans. Borrower will and will cause each of its ERISA Affiliates to (a) comply with all requirements imposed by ERISA and the Code applicable from time to time to any Employee Benefit Plans of Borrower or any ERISA Affiliates; (b) make full payment when due of all amounts which under the provisions of such Employee Benefit Plans or under applicable law, are required to be paid as contributions thereto; (c) file on a timely basis all reports, notices and other filings required by any governmental agency with respect to any such Employee Benefit Plans; (d) furnish to all participants, beneficiaries, and employees under any such Employee Benefit Plan, within the periods prescribed by law, all reports, notices and other information to which they are entitled under applicable law, and (e) take no action which would cause any such Employee Benefit Plan to fail to meet any qualification requirement imposed by the Code.

         Section 5.12 Further Documents. Borrower shall:

                  (a) at or prior to the Closing Date, cause Lender's Lien to be noted on each document of ownership or title as to which evidence of Lender's Lien is necessary or, in Lender's or Lender's counsel's opinion, advisable to be shown in order to perfect Lender's Lien on the Collateral covered by such document;

                  (b) at or prior to the Closing Date (except as provided in Sections 5.12(c) and 5.12(d) below), execute and deliver such financing statements, documents and instruments, and perform all other acts as Lender deems reasonably necessary or desirable, to carry out and perform the intent and purpose of this Agreement, and pay, upon demand, all expenses (including reasonable attorney's fees) incurred by Lender in connection therewith;

                  (c) on or prior to April 30, 2001, with respect to each Borrower that is not an entity organized under the laws of the United States, and from whom Senior Lender is requiring a security interest, execute and deliver to Lender such financing statements, documents and instruments, opinions of counsel, and perform all other acts as Lender deems reasonably necessary or desirable, in order to perfect Lender's security interest, junior only in priority to the interests of the Senior Lender and any purchase money security interests as may be permitted by this Agreement, in any and all Collateral which is in the possession or under the control of each such Borrower; and

                   (d) on or prior to April 30, 2001, Lender shall have received all third-party consents necessary to perfect Lender's security interest in the Collateral, including, without limitation, the Landlord Waiver and Consent agreements (or an equivalent agreement based on the terms and conditions agreed to by a landlord with respect to the collateral under the Senior Loan Documents, reasonably acceptable to Lender) for the locations identified in Schedule 4.13 hereto.

         Section 5.13 Life Insurance. QEP shall obtain the Life Insurance, no later than June 4, 2001, and assign the same to Lender as collateral security hereunder pursuant to an Assignment of

Life Insurance acceptable to Lender, and keep and maintain the Life Insurance in accordance with the terms hereof until all of the Obligations are satisfied and this Agreement is terminated.

         Section 5.14 Trademarks, Copyrights and Other Intellectual Property. Promptly upon the filing by QEP or any Subsidiary of any application for letters patent or the registration of any trademarks, trade names or copyrights, Borrower shall notify Lender in writing and furnish such documentation as Lender may request to perfect Lender's security interest in such property.

         Section 5.15 Other Information. Borrower shall furnish to Lender such other financial and business information and reports in form and substance satisfactory to Lender as and when Lender may from time to time reasonably request.

         Section 5.16 Board of Directors. For so long as the Obligations remain outstanding, Lender shall be entitled to (i) designate one (1) Person as a member of the Board of Directors of QEP and (ii0 designate one (1) other Person to attend the meetings of the Board of Directors of QEP or of any committee thereof and Lender shall be entitled to receive at least ten (10) days prior written notice of all such meetings. For so long as the Warrant Agreement and/or the Warrants remain effective and/or outstanding, Lender shall be entitled to designate one (1) Person to attend the meetings of the Board of Directors of QEP, or of any committee thereof, and Lender shall be entitled to receive at least ten (10) days prior written notice of all such meetings. Borrower shall promptly reimburse the Lender-designated member of the Board of Directors and Lender-designated observer for all reasonable out-of-pocket expenses incurred in attending the above meetings, in accordance with normal company practices, and the legal expenses incurred in fulfilling the customary fiduciary or other duties and responsibilities of such Person.

                                    ARTICLE 6

                               NEGATIVE COVENANTS

         Borrower covenants and agrees with Lender and warrants that, as long as the Loan shall remain unpaid or unexercised, as the case may be:

         Section 6.1 Limitations on Restricted Payments. Without the prior written consent of Lender, Borrower shall not, at any time, enter into, participate in, or make any Restricted Payment.

         Section 6.2 Limitations on Indebtedness. Borrower will not at any time create, incur or assume, or become or be liable (directly or indirectly) in respect of, any Indebtedness, other than:

                  (a) the Obligations incurred pursuant to this Agreement;

                  (b) the Obligations incurred pursuant to the Seller Notes;

                  (c) the obligations incurred relative to the Senior Loan Documents;

                  (d) Guarantee Obligations permitted under Section 6.3 hereof;

                  (e) current liabilities of Borrower incurred in the ordinary course of business (i) not incurred through the borrowing of money, or
         (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                  (f) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, worker's compensation, materials and supplies to the extent any of the foregoing shall not otherwise be payable in accordance herewith;

                  (g) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (h) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                  (i) Indebtedness in respect of performance, surety, statutory, insurance, appeal or similar bonds obtained in the ordinary course of business;

                  (j) except to the extent prohibited by Section 6.6 hereof, Indebtedness of Borrower incurred to refinance or replace Indebtedness of such Person permitted hereunder; provided, that (i) the principal amount (or committed principal amount) of such refinancing Indebtedness shall not exceed the outstanding principal amount (or committed principal amount) of the Indebtedness being refinanced, (ii) the terms of such refinancing are not more onerous taken as a whole to such Person than the terms of the Indebtedness being refinanced, and (iii) Lender shall have consented to the incurrence of such refinancing Indebtedness;

                  (k) Indebtedness of Borrower incurred to make payments due under the Warrant Agreement or the Warrant;

                  (l) Permitted Purchase Money Indebtedness; and

                  (m) Indebtedness of Borrower with respect to that certain Guarantee Obligation of QEP to the Royal Bank of Canada in the principal amount of Six Hundred Fifty Thousand and 00/100 Dollars ($650,000.00) and the underlying mortgage obligation of Roberts Company Canada Limited regarding such Guarantee Obligation.

         Section 6.3 Limitation on Guarantee Obligations. Borrower shall not create, incur, assume or suffer to exist any Guarantee Obligation except in the ordinary course or for (i) product warranties; (ii) return or replacement guaranties and similar assurances made by Borrower with respect to products sold to customers in the ordinary course of business and in accordance with the past practices of Borrower; and (iii) endorsements of checks for deposit in the normal course of business.

         Section 6.4 Limitation on Fundamental Changes. Without the prior written consent of Lender, Borrower shall not merge, consolidate or amalgamate, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its business or its present method of conducting business.

         Section 6.5 Limitation on Dispositions of Assets. Without the prior written consent of Lender, Borrower shall not convey, sell, lease, license, assign, transfer or otherwise dispose of a substantial part (more than ten percent (10%) in the aggregate during the term hereof) of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except for the sale of Inventory and obsolete Equipment or the disposal of de minimum amounts of Equipment and Inventory in the ordinary course of business and except for dispositions permitted under the definition of Restricted Payments.

         Section 6.6 Limitation on Investments, Loans and Advances. Borrower shall not make or permit to exist any advances or loans to, or guarantee or become contingently liable, directly or indirectly, in connection with the obligations, leases, stock or dividends of, or own, purchase or make any commitment to purchase any stock, bonds, notes, debentures or other securities of, or any interest in, or make any capital contributions to (all of which are sometimes collectively referred to herein as "Investments") any Person except for (a) purchases of direct obligations of the federal government, (b) deposits in commercial banks, (c) commercial paper of any U.S. corporation having the highest ratings then given by the Moody's Investors Services, Inc. or Standard & Poor's Corporation, (d) endorsement of negotiable instruments for collection in the ordinary course of business, (e) advances to employees for business travel and other expenses incurred in the ordinary course of business, (f) any extension of trade credit in the ordinary course of business and investments in customer accounts for Inventory sold or services rendered in the ordinary course of business, (g) any investments in cash equivalents, (h) investments received in connection with the bankruptcy of suppliers and customers or received pursuant to a plan of reorganization, in each case, in settlement of delinquent obligations or disputes; and (i) transactions contemplated by, or required of Borrower, under the Warrant or Warrant Agreement.

         Section 6.7 Limitation on Payments and Modifications of Debt Instruments. Borrower shall not:

                  (a) make any optional payment or prepayment on any Indebtedness for Borrowed Money (other than Obligations under this Agreement, obligations under the Senior Loan Documents and prepayments of accounts payable in the ordinary course of business to obtain discounts by the terms of payment); or

                  (b) amend, modify or change or consent or agree to any amendment, modification or change to any of the terms relating to the payment or prepayment of principal of or interest on, any such Indebtedness for Borrowed Money (other than the Senior Debt as may be permitted pursuant to the Intercreditor Agreement), or any capital or finance lease obligations, without the consent of Lender.

         Section 6.8 Limitation on Creation or Acquisition of Subsidiaries. Borrower shall not create or form any new Subsidiary without the prior consent of Lender, which consent shall not be unreasonably withheld and any such newly created subsidiary shall be joined as a party to this Agreement if so requested by Lender.

         Section 6.9 Corporate Documents. Without the prior consent of Lender, which consent shall not be unreasonably withheld, Borrower shall not make any material change, amendment or modification to its Certificate of Incorporation, or such other organization and documents, or Bylaws without the prior written consent of Lender.

         Section 6.10 Dividends and Similar Transactions. Except as otherwise permitted under Section 6.1 hereof, Borrower shall not declare or pay any dividends or make any other payments on its capital stock; issue, redeem, repurchase or retire any of its capital stock; grant or issue any warrant, right or option pertaining thereto or other security convertible into any of the foregoing except for such grants and issuances of Capital Stock or other securities convertible into Capital Stock in compliance with the terms of the Warrant or Warrant Agreement; or make any distribution to its stockholders.

         Section 6.11 Management Compensation. Neither Borrower nor any Subsidiary shall (i) increase or enter into an agreement to increase the Compensation of any management employee of Borrower or (ii) grant or enter into any agreement to grant any stock options, during such periods in which an Event of Default has occurred and while such event is continuing. As used herein, "Compensation" shall mean all forms of direct and indirect remuneration and include, without limitation, salaries, commissions, bonuses, fee, securities, property, insurance benefits, personal benefits and contingent forms of remuneration.

         Section 6.12 Change of Control. Without the prior written consent of Lender, QEP shall not enter into any agreement, obligation or other arrangement resulting in or otherwise permit to occur, a Change of Control.

                                    ARTICLE 7

                               FINANCIAL COVENANTS

         Borrower covenants and agrees that until payment is made of the Loan and the performance in full of all its obligations hereunder, Borrower shall maintain full compliance with the financial covenants and requirements set forth in Article 7 of the Senior Loan Agreement, as such financial covenants exist in form and substance as of the date of this Agreement, unless amended with the prior consent of Lender as may be permitted pursuant to the Intercreditor Agreement. Such financial covenants are incorporated by reference hereto and the covenants and Borrower's agreement to comply with such covenants shall survive the termination of, amendment to, or the partial or complete extinguishment of Borrower's obligations under the Senior Loan Agreement.

                                    ARTICLE 8

                              CONDITIONS PRECEDENT

         Section 8.1 Conditions Precedent to Loan. The obligation of Lender to make the Loan to Borrower under this Agreement on the Closing Date is subject to the satisfaction of the following conditions precedent (in form, substance and action as is satisfactory to Lender, in its sole discretion):

                  (a) Certified Copies of Charter Documents. Lender shall have received from each Borrower a copy, certified by a duly authorized officer of Borrower to be true and complete on and as of the Closing Date, of each of the Certificate of Incorporation or other organizational documents and Bylaws of Borrower each as in effect on such date of certification (together with all, if any, amendments thereto); provided, however, with respect to each Borrower that is not an entity organized under the laws of the United States, such documents shall be provided no later than May 4, 2001.

                  (b) Proof of Appropriate Action. Lender shall have received from each Borrower a copy, certified by a duly authorized officer of each Borrower to be true and complete on and as of the Closing Date, of the records of all action taken by such Borrower to authorize the execution and delivery of this Agreement and any other agreements entered into on the Closing Date and to which it is a party or is to become a party as contemplated or required by this Agreement, and its performance of all of its agreements and obligations under each of such documents;

                  (c) Incumbency Certificates. Lender shall have received from each Borrower an incumbency certificate, dated the Closing Date, signed by the Secretary or Assistant Secretary of such Borrower and giving the name and bearing a specimen signature of each individual who shall be authorized (i) to sign, in the name and on behalf of such Borrower this Agreement and each of the other Loan Documents to which such person is or is to become a party on the Closing Date, and (ii) to give notices and to take other action on behalf of such Borrower under such documents;

                  (d) Representations and Warranties. Each of the representations and warranties made by and on behalf of Borrower to Lender in this Agreement and in the other Loan Documents shall be true and correct when made, shall, for all purposes of this Agreement, be deemed to be repeated on and as of the Closing Date, and shall be true and correct in all material respects on and as of such date;

                  (e) Loan Documents, Etc. The Subordinated Note and each of the other Loan Documents, the Warrant Agreement and Warrant, shall have been duly and properly authorized, executed and delivered to the Lender by the respective party or parties thereto and shall be in full force and effect on and as of the Closing Date;

                  (f) Intercreditor and Subordination Agreement. Lender shall have received the Intercreditor Agreement in form and substance satisfactory to Lender;

                  (g) Senior Loan Documents. Lender shall have received from Borrower the Senior Loan Documents and such other information with respect to the Senior Debt reasonably requested by Lender and Lender shall be satisfied with the terms and conditions reflected therein;

                  (h) Insurance. Lender shall have received evidence that Borrower's properties and assets are fully insured in such amounts, against such risks, and with such insurers as may be reasonably satisfactory to Lender, with loss payable to Lender, together with the policies (containing a standard mortgagee clause, if appropriate) or certificates evidencing such insurance;

                  (i) Performance, Etc. Borrower shall have duly and properly performed, complied with and observed its covenants, agreements and obligations contained in each of the Loan Documents. No event shall have occurred on or prior to the Closing Date, and no condition shall exist on the Closing Date, which constitutes a Default or an Event of Default;

                  (j) Legal Opinion. Lender shall have received a written legal opinion of counsel to each Borrower, addressed to Lender, dated the Closing Date, which shall be acceptable to Lender; provided, however, with respect to each Borrower that is not an entity organized under the laws of the United States, such opinions shall be provided no later than May 4, 2001.

                  (k) Consents. Other than as expressly provided in Section 5.12 hereof, Lender shall have received from Borrower copies of all consents necessary for the completion of the transactions contemplated by this Agreement, the Subordinated Note, each of the Loan Documents, and all Instruments and Documents incidental thereto;

                  (l) Financial Statements; Forecasts; Projected Borrowings. Lender shall have received from QEP the Financial Statements of QEP and its Subsidiaries and such other Financial Statements requested by Lender and Lender shall be satisfied with the results of all entities reflected therein including, without limitation, the unaudited year ended February 28, 2001 financial results and non-recurring special charges for QEP and all its Subsidiaries. Lender shall also have received QEP's quarterly financial projections for the year ended February 28, 2002 and Borrower's projected borrowings under Borrower's revolving credit facility under the Senior Loan Documents and Lender shall be satisfied with all information reflected therein;

                  (m) Legality of Transactions. It shall not be unlawful (i) for Lender to perform any of its agreements or obligations under any of the Loan Documents to which Lender is a party on the date of such Loan, or
         (ii) for QEP or any Subsidiary to perform any of its respective agreements or obligations under any of the Loan Documents to which they are a party on such date;

                  (n) Officer's Certificate. Lender shall have received from Borrower a certificate dated as of the Closing Date, signed by a duly authorized officer on behalf of Borrower and certifying that all of the representations and warranties made by and on behalf of Borrower to Lender in this Agreement and in the other Loan Documents were true and correct in all material respects when made, and remain true and correct on and as of the Closing Date;

                  (o) Due Diligence. Lender shall have conducted and completed to Lender's full satisfaction due diligence with respect to Borrower including, without limitation, (i) a review of all material contracts, employment agreements, tax audit information and any other information deemed material by Lender or its advisors; (ii) a survey of Borrower's existing customers and suppliers; and (iii) a review of existing or potential environmental contingent liabilities;

                  (p) Post-Closing Availability. After giving effect to the consummation of the transactions contemplated hereby (including, without limitations, the payment of all closing fees hereunder). Borrower shall have available under its revolving credit facility under the Senior Indebtedness an amount no less than One Million and 00/100 Dollars ($1,000,000.00);

                  (q) Changes; None Adverse. From February 28, 2001 to the Closing Date, no changes have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are materially adverse to Borrower or any of its Subsidiaries;

                  (r) Life Insurance. Borrower shall have initiated the process of obtaining the Life Insurance and assigned the same to Lender as collateral security hereunder pursuant to an Assignment of Life Insurance acceptable to Lender; and

                  (s) Compliance Certificate. Lender shall have received from Borrower a Compliance Certificate, signed by a duly authorized officer of Borrower, effective as of the Closing Date.

                                    ARTICLE 9

                                EVENTS OF DEFAULT

         Any one or more of the events as set forth in Section 9.1 through
Section 9.8 below (whether voluntary or involuntary or effected by operation of law or otherwise) shall be an Event of Default.

         Section 9.1 Payments. Failure by Borrower to pay any Obligation when due and payable.

         Section 9.2 Representations and Warranties. Any representation or warranty made by QEP, or a Subsidiary, or any officer of any Borrower, in this Agreement or in any Loan Document, including any certificate, document or financial or other statement furnished by any Borrower at any time in connection herewith or therewith shall prove to have been untrue in any material respect.

         Section 9.3 Covenants. Default by any Borrower in the observance or performance of any covenant or agreement contained herein or in any Loan Document, which Default shall not have been cured within thirty (30) days after the initial occurrence of such Default.

         Section 9.4 Effectiveness of Loan Documents. Any Loan Document shall cease to be legal, valid, binding or enforceable in accordance with the terms thereof in any material respect, or any of the Liens intended to be created by any Loan Document ceases to be or are not valid and perfected liens having the priority contemplated thereby, which defect shall not have been cured within thirty (30) days of notice of the occurrence of such defect or lack of validity or enforceability.

         Section 9.5 Cross-Default to Other Indebtedness. Borrower shall default in any payment of principal of or interest on any of its Indebtedness in excess of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) (other than any such default in respect of the Subordinated Note) or in the payment of any Guarantee Obligation relating to Indebtedness in excess of Fifty Thousand and 00/100 Dollars ($50,000.00), beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created or default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or the passage of time or both, if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable.

         Section 9.6 Commencement of Bankruptcy or Reorganization Proceeding.

                  (a) Any Borrower shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or

                  (b) There shall be commenced against any Borrower any such case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of sixty (60) days; or

                  (c) There shall be commenced against any Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

                  (d) Any Borrower shall suspend the operation of its business (which business was active in a material respect as of the date of this Agreement) or take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in this Section 9.6 hereof; or

                  (e) Any Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

         Section 9.7 Material Judgments. One or more judgments or decrees shall be entered against QEP or any Subsidiary involving in the aggregate a liability (not covered by insurance) of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) or more and all such judgments or decrees shall not have been vacated, satisfied, discharged or bonded pending appeal within thirty (30) days from the entry thereof.

         Section 9.8 Change of Control. A Change of Control shall occur.

         Section 9.9 Remedies. Upon the occurrence of an Event of Default as described in this Article 9, which Event of Default has not been waived or cured to the satisfaction of Lender, the Lender, at its option, may:

                  (a) declare the Obligations of Borrower immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations (all of which are expressly waived by Borrower) and exercise all of its rights and remedies against QEP and any Subsidiary and any Collateral provided herein or in any other agreement among Borrower and Lender or any other party; and

                  (b) exercise all rights granted to a secured party under the Uniform Commercial Code or otherwise.

Upon the occurrence of an Event of Default, which Event of Default has not been waived or cured to the satisfaction of Lender, Lender may take possession of the Collateral, or any part thereof, and Borrower hereby grants Lender authority to enter upon any premises on which the Collateral may be situated, and remove the Collateral from such premises or use such premises, together with the materials, supplies, books and records of Borrower, to maintain possession and/or the condition of the Collateral and to prepare the Collateral for sale. Borrower shall, upon demand by Lender, assemble the Collateral and make it available at a place designated by Lender which is reasonably convenient to all parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sales or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Borrower set forth in Section 11.3 hereof at least ten (10) days prior to the time of such sale or disposition.

         Section 9.10 Set-off. Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived to the extent permitted by applicable law, to set-off and apply against any of the Obligations, whether matured or unmatured, any amount owing from Lender to Borrower at, or at any time after, the happening of any Event of Default, which Event of Default has not been waived or cured to the satisfaction of Lender, and such right of set-off may be exercised by Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by Lender prior to the making, filing or issuance, or service upon Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Lender agrees promptly to notify Borrower after any such set-off and application made by Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

         Section 9.11 Rights Cumulative; Waiver. The rights, options and remedies of Lender shall be cumulative and no failure or delay by Lender in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or waiver of any Event of Default hereunder, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Lender shall not be deemed to have waived any of Lender's rights hereunder or under any other agreement, instrument or paper signed by Borrower unless such waiver shall be in writing and signed by Lender.

                                   ARTICLE 10

                COLLECTION OF COLLATERAL AND NOTICE OF ASSIGNMENT

         Section 10.1 Notification of Debtors; Grant of Powers. Lender shall have the right at any time after the occurrence of an Event of Default which has not been waived or cured to the satisfaction of Lender, to notify Account Debtors of its security interest in the Accounts and to require payments to be made directly to Lender at such address or in such manner as Lender may deem appropriate. Upon request of Lender at any time after the occurrence of an Event of Default which has not been waived or cured to the satisfaction of Lender, Borrower will so notify the Account Debtors and will indicate on all billings to the Account Debtors that the Accounts are payable to Lender. To facilitate direct collection, Borrower hereby appoints Lender and any officer or employee of Lender as Lender may from time to time designate, as attorney-in-fact for Borrower if after the occurrence of an Event of Default which has not been waived or cured to the satisfaction of Lender to (a) receive, open and dispose of all mail addressed to Borrower and take therefrom any payments on or proceeds of Accounts, (b) take over Borrower's post office boxes or make other arrangements, in which Borrower shall cooperate, to receive Borrower's mail, including notifying the post office authorities to change the address for delivery of mail addressed to Borrower to such address as the Lender shall designate, (c) endorse the name of Borrower in favor of Lender upon any and all checks, drafts, money orders, notes, acceptances or other evidences or payment or Collateral that may come into Lender's possession, (d) sign and endorse the name of Borrower on any invoice or bill of lading relating to any of the Accounts, on verifications of Accounts sent to any Account Debtor, to drafts against Account Debtors, to assignments of Accounts and to notices to Debtors, and (e) do all acts and things necessary to carry out this Agreement, including signing the name of Borrower on any instruments required by law in connection with the transactions contemplated hereby and on Financing Statements as permitted by the Uniform Commercial Code. Borrower hereby ratifies and approves all acts of such attorneys-in-fact, and neither Lender nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law, excluding acts of Lender or such attorney-in-fact that are willful, malicious or grossly negligent. This power, being coupled with an interest, is irrevocable if after the occurrence of an Event of Default which has not been waived or cured to the satisfaction of Lender, so long as any of the Obligations remain unsatisfied.

         Section 10.2 Disclaimer of Liability. Lender shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instruments received in payment thereof or for any damage resulting therefrom, unless caused by Lender's willful, malicious or grossly negligent acts. Lender may, without notice to or consent from Borrower, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurance applicable thereto and/or release the obligor thereon. Lender is authorized to accept the return of the goods represented by any of the Accounts, without notice to or consent by Borrower, or without discharging or in any way affecting the Obligations hereunder. Lender shall not be liable for or prejudiced by any loss, depreciation or other damage to Accounts or other Collateral unless caused by Lender's willful, malicious or grossly negligent act, and Lender shall have no duty to take any action to preserve or collect any Account or other Collateral.

                                   ARTICLE 11

                                  MISCELLANEOUS

         Section 11.1 Amendments and Waivers. Borrower and Lender may amend this Agreement, the Subordinated Note, or the other Loan Documents to which they are parties, and Lender may waive future compliance by Borrower with any provision of this Agreement, the Subordinated Note, or such other Loan Documents, but no such amendment or waiver shall be effective unless in a written instrument executed by an authorized officer of Lender and Borrower and provided any such amendment does not violate the terms of the Intercreditor Agreement.

         Section 11.2 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         Section 11.3 Notices. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of facsimile, telex or telegraphic notice, when sent, addressed as follows:

         If to the Lender:         The HillStreet Fund, L.P.
                                   300 Main Street
                                   Cincinnati, Ohio 45202
                                   Telephone:       (513) 412-3682
                                   Facsimile:       (513) 412-3680
                                   Attention: Christain L. Meininger

         With a copy to:           Keating, Muething & Klekamp, P.L.L.
                                   1400 Provident Tower
                                   Cincinnati, Ohio  45202
                                   Telephone:       (513) 579-6595
                                   Facsimile:       (513) 579-6457
                                   Attention:       Timothy B. Matthews, Esq.

         If to Borrower:           Q.E.P. Co., Inc.
                                   1081 Holland Drive
                                   Boca Raton, Florida 33487
                                   Telephone:       (561) 994-5550
                                   Facsimile:       (561) 994-1530
                                   Attention:       Marc P. Applebaum

         With a copy to:           Holland & Knight, LLP
                                   701 Brickell Avenue, Suite 3000
                                   Miami, FL 33131
                                   Telephone:       (305) 3h74-8500

                                   Facsimile:       (305) 789-7799
                                   Attention:       Steven Sonberg, Esq.

         Notices of changes of address shall be given in the same manner.

         Section 11.4 Power of Attorney. Borrower acknowledge and agree that its appointment of Lender as its attorney and agent-in-fact after the occurrence of an Event of Default for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Obligations are satisfied and this Agreement is terminated.

         Section 11.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Lender.

         Section 11.6 Assignment; Participation. Lender may assign, or sell a participation interest in, its rights and obligations under this Agreement, the Subordinated Note and the other Loan Documents. In the case of an assignment, upon receipt of notice of such assignment, Borrower shall deliver such documents necessary to evidence or perfect such assignment. Any such assignee shall be deemed a party hereto, and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such agreement, such assignee shall have the rights and obligations of a Lender hereunder.

         Section 11.7 Expenses. Borrower shall be responsible for payment of Lender's out-of-pocket costs and expenses incurred in connection with the preparation of this Agreement and the making of the Loan hereunder, including the fees and expenses of Lender's counsel, and for all UCC search, filing, recording and other costs connected with the perfection of the Lender's security interest in the Collateral, (excluding any stamp, excise, or mortgage tax, levy or other taxes payable in connection with the consummation of the transactions contemplated hereby), whether or not the transactions contemplated hereby are consummated. Lender may, at its sole option, engage Nick Ohnell or his designated successor or replacement as a special consultant to Lender with respect transactions contemplated by this Agreement and the Loans hereunder; so long as the Subordinated Note remains outstanding and unpaid or any other Obligation is owing to Lender, Borrower agrees to reimburse Lender for the reasonable fees and expenses incurred by Lender in connection with any such engagement.

         Section 11.8 Post-Closing Expenses and Collection. All costs and expenses incurred by Lender after the closing of the transactions contemplated by this Agreement, in the administration of the Loan, Warrant Agreement, or the Warrant, and to obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, all costs to maintain and preserve the Collateral and all attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing the Lender's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, shall be paid by Borrower to Lender, upon demand, or, at Lender's election, charged to Borrower's account and added to the Obligations, and Lender may take judgment against Borrower for all such costs, expense and fees in addition to all other amounts due from Borrower hereunder.

         Section 11.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 11.10 Governing Law; Jurisdiction and Venue. LENDER ACCEPTS THIS AGREEMENT AT CINCINNATI, OHIO BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN BORROWER, LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE SUBSTANTIVE INTERNAL LAWS AND STATUTES OF LIMITATION (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF OHIO.

         Lender and Borrower hereby designate all courts of record sitting in Cincinnati, Ohio, both state and federal, as forums where any action, suit or proceeding in respect of or arising out of this Agreement, the Subordinated Note, Loan Documents, or the transactions contemplated by this Agreement shall be prosecuted as to all parties, its successors and assigns, and by the foregoing designations Lender and Borrower consent to the jurisdiction and venue of such courts. BORROWER WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE OF OHIO FOR THE PURPOSES OF LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH BORROWER.

         Section 11.11 Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE LENDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

         Section 11.12 Other Waivers. Borrower waives notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of Loan made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

    [Remainder of page intentionally left blank. Signature pages to follow.]

         IN WITNESS WHEREOF, the parties have duly executed this Subordinated Loan and Security Agreement by their duly authorized officers as of the date first above written.

                                        LENDER:

                                        THE HILLSTREET FUND, L.P.

                                        By:  HillStreet Capital, Inc.
                                        Its: Investment Manager


                                        By:
                                           -------------------------------------
                                           Christian L. Meininger, President

                                        BORROWERS:

                                        Q.E.P. CO., INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. - O'TOOL, INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        MARION TOOL CORPORATION

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        WESTPOINT FOUNDRY, INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum

                                           Its Director
                                           Duly Authorized

                                        ROBERTS CONSOLIDATED INDUSTRIES, INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS JAPAN KK

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS HOLDING INTERNATIONAL, INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS COMPANY CANADA LIMITED

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS HOLLAND B.V.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS U. K. LIMITED

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS DEUTSCHLAND GMBH

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS S.A.R.L.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. STONE HOLDINGS, INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. AUST. PTY. LIMITED

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P CO. AUST. PTY. LIMITED

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. CHILE LIMITADA

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P HOLDING B.V.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. CO. NEW ZEALAND LIMITED

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. ZOCALIS HOLDING L.L.C.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. ZOCALIS S.R.L.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        BOIARDI PRODUCTS CORPORATION

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

STATE OF CONNECTICUT                )
                                    :           SS:
COUNTY OF HARTFORD                  )

         The foregoing Subordinated Loan and Security Agreement was acknowledged before me this 5th day of April, 2001 by Marc P. Applebaum, a duly authorized Officer of each of the Borrowers set forth above, on behalf of each such Borrower.

                                ------------------------------------------------
                                Notary Public/Commissioner of the Superior Court

                        SUBORDINATED TERM PROMISSORY NOTE

$4,500,000.00                                                   Cincinnati, Ohio
                                                                   April 5, 2001


         THIS SUBORDINATED TERM PROMISSORY NOTE ("Note") is made and entered into as of the date hereof byQ.E.P. CO., INC., a Delaware corporation, Q.E.P. - O'TOOL, INC., a California corporation, MARION TOOL CORPORATION, an Indiana corporation, WESTPOINT FOUNDRY, INC., an Indiana corporation, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation, ROBERTS JAPAN KK, an entity organized in Japan, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada, ROBERTS HOLLAND B.V., an entity organized in The Netherlands, ROBERTS U.
K. LIMITED, an entity organized in England, ROBERTS DEUTSCHLAND GmbH, an entity organized in Germany, ROBERTS S.A.R.L. , an entity organized in France, Q.E.P. STONE HOLDINGS, INC., a Florida corporation, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia, Q.E.P CO. AUST. PTY. LIMITED, an entity organized in Australia, Q.E.P. CHILE LIMITADA, an entity organized in Chile, Q.E.P HOLDING B.V., an entity organized in The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina, and BOIARDI PRODUCTS CORPORATION, an Ohio corporation (all of the foregoing hereinafter collectively called the "Borrower" unless otherwise specifically indicated), to the order of THE HILLSTREET FUND, L.P., a Delaware limited partnership (hereinafter, together with its successors and assigns, called "Lender").

         This Note has been executed and delivered in connection with a certain Subordinated Loan and Security Agreement dated as of April 5, 2001, by and between the Borrower and Lender (the "Loan Agreement") and is subject to the terms and conditions of the Loan Agreement. All capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement unless the context hereof requires otherwise.

         Borrower, for value received, promises to pay to the order of Lender the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($4,500,000.00), together with interest at an annual rate equal to fifteen percent (15.0%); provided, however, that the Loan Agreement provides for, and Borrower shall pay to Lender, (i) if required pursuant to the terms of the Loan Agreement, interest at the Default Rate in accordance with the terms of the Loan Agreement, and (ii) if required pursuant to the Loan Agreement, Deferred Interest in accordance with the terms of the Loan Agreement. Interest shall be due and payable monthly in arrears commencing on May 1, 2001, and on the first Business Day of each month thereafter. Deferred Interest, if required, shall be due and payable on April 5, 2006. All interest under this Note shall be computed on the basis of the actual number of days elapsed over an assumed year consisting of three hundred sixty (360) days.

         Borrower shall pay to Lender, commencing on July 1, 2005, and on the first day of each October, January, April and July thereafter until this Note is paid in full, quarterly installments of principal in the amount of FIVE HUNDRED SIXTY-TWO THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($562,500.00); provided, that, in any event, the last installment payable shall be in an amount sufficient to pay in full the entire unpaid principal and accrued interest of this Note, including any additional amounts payable hereunder or under the Loan Agreement. All of the indebtedness evidenced by this Note shall, if not sooner due and payable as provided in the Loan Agreement, be in any event absolutely and unconditionally due and payable in full by Borrower on April 5, 2007. This
Note is subject to prepayment provisions as set forth in the Loan Agreement.

         If any payment of principal, interest or other charge due hereunder is not paid when due, or an Event of Default shall occur and be continuing under the Loan Agreement, this Note shall, at the option of Lender, become immediately due and payable, upon demand by Lender, except that if there shall be an Event of Default under Section 9.6 of the Loan Agreement, this Note shall automatically and immediately be due and payable without demand.

         The Borrower hereby: (i) waives presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, or any indorsement or guaranty of this Note; and (ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or the failure to act on the part of Lender or any indulgence shown by Lender, from time to time and in one or more instances (without notice to or further assent from Borrower), and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of Lender shall in any way affect or impair the obligations of the Borrower or be construed as a waiver by Lender of, or otherwise affect, any of Lender's rights under this Note, under any indorsement or guaranty of this Note.

         Anything herein to the contrary notwithstanding, the obligations of Borrower under this Note, the Loan Agreement, any other Loan Documents or any other documents executed contemporaneously therewith shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Lender would be contrary to the provisions of law applicable to the Lender limiting the maximum rate of interest that may be charged or collected by the Lender. Without limiting the generality of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note which are made for the purposes of determining whether such rate of interest exceeds the maximum rate of interest permitted by applicable law shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of this Note, all interest at any time contracted for, charged or received in connection with the indebtedness evidenced by this Note.

         The provisions of this Note shall be governed by and interpreted in accordance with the laws of the State of Ohio.

         As a specifically bargained inducement for the holder to extend credit to Borrower, and after having the opportunity to consult counsel, the undersigned and all indorsers hereby expressly waive the right to trial by jury in any lawsuit or proceeding related to this Note or arising in any way from any indebtedness or other transactions involving the holder and the undersigned.

         The undersigned hereby designate all courts of record sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, state and federal, as forums where any action, suit or proceeding in respect of or arising from or out of this Note, its making, validity or performance, may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the undersigned consent to the jurisdiction and venue of such courts.

         TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE OBLIGATIONS OF THIS NOTE.

     [Remainder of page intentionally left blank. Signature page follows.]

         IN WITNESS WHEREOF, the parties have duly executed this Subordinated Term Promissory Note by their duly authorized officers as of the date first above written.

                                        Q.E.P. CO., INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. - O'TOOL, INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        MARION TOOL CORPORATION

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        WESTPOINT FOUNDRY, INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS CONSOLIDATED INDUSTRIES, INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS JAPAN KK

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director

                                           Duly Authorized


                                        ROBERTS HOLDING INTERNATIONAL, INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS COMPANY CANADA LIMITED

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS HOLLAND B.V.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS U. K. LIMITED

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS DEUTSCHLAND GMBH

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        ROBERTS S.A.R.L.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director

                                           Duly Authorized

                                        Q.E.P. STONE HOLDINGS, INC.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. AUST. PTY. LIMITED

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P CO. AUST. PTY. LIMITED

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. CHILE LIMITADA

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P HOLDING B.V.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. CO. NEW ZEALAND LIMITED

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. ZOCALIS HOLDING L.L.C.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        Q.E.P. ZOCALIS S.R.L.

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

                                        BOIARDI PRODUCTS CORPORATION

                                        By:
                                           -------------------------------------
                                           Marc P. Applebaum
                                           Its Director
                                           Duly Authorized

STATE OF CONNECTICUT       )
                           :    SS:
COUNTY OF HARTFORD         )

         The foregoing Subordinated Term Promissory Note was acknowledged before me this 5th day of April, 2001 by Marc P. Applebaum, a duly authorized Officer of each of the Borrowers set forth above, on behalf of each such Borrower.

                                ------------------------------------------------
                                Notary Public/Commissioner of the Superior Court

                                WARRANT AGREEMENT


         THIS WARRANT AGREEMENT ("Agreement") is made and entered into as of April 5, 2001, by and between Q.E.P., CO., INC., a Delaware corporation, (the "Company"), and THE HILLSTREET FUND, L.P., a Delaware limited partnership ("Holder" and sometimes referred to as the "Initial Holder").

         WHEREAS, the Initial Holder, and Company are parties to a Subordinated Loan and Security Agreement dated as of even date herewith, as the same may be amended or supplemented from time to time (the "Loan Agreement"); and

         WHEREAS, as a condition to the obligations of the Initial Holder under the Loan Agreement, the Company is required to (a) enter into this Agreement, and (b) issue to the Initial Holder Warrants (as defined below and in the form of Exhibit A) to purchase certain shares of Common Stock (as defined below) upon an exercise of said warrants at the price and upon the terms and conditions specified herein and therein (said warrants and all warrants subsequently issued by the Company to the Initial Holder, its successors and assigns including any Holder (as defined below), pursuant hereto or to any of said warrants, whether upon transfer, exchange or replacement thereof or otherwise, being hereinafter referred to collectively as the "Warrants", and each individually as a "Warrant");

         NOW, THEREFORE, the parties agree as follows:

         1. CERTAIN DEFINITIONS. In addition to terms defined elsewhere in this Agreement, or in the Loan Agreement the following terms shall have the following respective meanings:

         "Applicable Holders" shall mean (i) in the case of a registration pursuant to Section 7 hereof, those Holders signing a Request who desire to register and sell some or all of their Warrant Stock pursuant to such Request, together with any additional Holders who, not later than fifteen (15) days after receipt of notice of a Request, elect in writing to Company to join in such Request, or (ii) in the case of a registration pursuant to Section 8 hereof, those Holders requesting inclusion of Warrant Stock in such registration and whose Warrant Stock will be included in such registration.

         "Capital Transaction" shall mean any of the following: (i) one or more mergers, consolidations, liquidations of the Company, the liquidation of any subsidiary of the Company that constitutes more than fifteen percent (15%) of the assets or net income of the Company or other similar corporate actions pursuant to which the Company or the Holders of Warrant Stock receive cash, securities or other property; (ii) at least a majority of the common equity of the Company or capital stock of the Company possessing the voting power to elect a majority of the directors is sold by the holders thereof or issued by the Company; (iii) all or substantially all of the assets of the Company are sold, leased, conveyed or otherwise dispersed of as an entirety or substantially as an entirety to any Person in one or a series of transactions; and (iv) a registration statement with respect to the common equity of the Company shall be filed under the Securities Act other than as a consequence of an exercise of demand registration rights pursuant to Section 7 or 8 hereof.

         "Certificate of Applicable Holders" shall mean (i) in the case of a registration pursuant to Section 7 hereof, a resolution signed by the Holders of a majority of the Warrant Stock designated in a particular Request and certified by an officer of the Holder, or (ii) in the case of a registration pursuant to
Section 8 hereof, a resolution signed by the Holders of a majority of the Warrant Stock that will be or was included in such registration.

         "Commission" shall mean the United States Securities and Exchange Commission and any successor federal agency having similar powers.

         "Common Stock" shall mean the common stock of the Company, par value [$0.01] per share.

         "Company Documents" shall mean this Agreement and the Warrants, as any of the same may be amended, modified, supplemented or restated from time to time.

         "Convertible Securities" shall mean evidence of indebtedness, shares of stock or other securities which are directly or indirectly convertible into or exchangeable for, with or without payment of additional consideration, shares of Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

         "Entity Value" shall mean the greatest of (a) the fair market or total value of the Company or any successor thereto as established as of any Capital Transaction or Public Offering, (b) the Formula Value, or (c) the Appraised Value.

         "Exercise Price" of a share of Stock issuable upon the exercise of a Warrant shall mean three and 63/100 dollars ($3.63).

         "Expiration Date" shall mean April 5, 2011.

         "Formula Value" shall mean the value of the Company as established by the following formula: six (6) x EBITDA for the trailing twelve (12) month as determined by reference to the unaudited income statement most recently available of the Company (or the audited financial statements in the case of months constituting the fiscal year or any part thereof for which audited financial statements are available), prepared in accordance with GAAP (subject, in the case of interim financial statements, to normal year end adjustments), for the period ended as of the last day of the month ending immediately prior to the date the Formula Value is being determined, less short and long term funded indebtedness of the Company on any day of calculation, plus cash on any day of calculation held by the Company.

         "GAAP" shall mean generally accepted accounting principles in the United States at the time in effect.

         "Generally Accepted Accounting Principles" shall mean accounting principles which are (i) consistent with the principles promulgated or adopted for the United States by the Financial Accounting Standards Board and its predecessors in effect from time to time, (ii) applied on a basis consistent with prior periods, and (c) such that a certified public account would, insofar as the use of accounting principles is pertinent, be in a position to deliver an unqualified opinion as to financial statements in which such principles have been properly applied.

         "Holder" and "Holders" shall mean the Initial Holder and its registered successors and assigns of the Warrants and of the Stock exchanged for the Warrants pursuant to this Agreement.

         "Law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

         "Lien" means any lien, mortgage, pledge, security interest, charge or other encumbrance of any kind including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest.

         "Official Body" shall mean any governmental or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

         "Outstanding Common Stock" shall mean the total number of outstanding shares of Common Stock of the Company on a fully diluted basis taking into account all shares convertible into common shares and the common share equivalent of all other securities, plus all shares of Common Stock that the Company is obligated to issue at the time or in the future by any outstanding warrant, option, convertible securities or other agreement of any nature on a fully diluted basis taking into account all shares convertible into common shares and the common share equivalent of all other securities.

         "Person" shall include an individual, a company, a corporation, an association, a partnership, a joint venture, an unincorporated trade or business enterprise, a trust, an estate, or other legal entity or a government (national, regional or local), court, arbitrator or any agency, instrumentality or official of the foregoing.

         "Principal Stockholder" means Lewis Gould.

         "Public Offering" shall mean any underwritten public offering of the Common Stock.

         "Put" shall have the meaning attributed to it in Section 6.1

         "Put Exercise Date" shall mean the earlier to occur of (a) April 5, 2006, or (b) the consummation of any Capital Transaction.

         "Put Exercise Notice" shall have the meaning attributed to it in
Section 6.1.

         "Put Price" shall have the meaning attributed to it in Section 6.2.

         The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

         "Request" shall mean a request to register at least Fifty-one Percent (51%) of the shares of Warrant Stock then held collectively by the Holders pursuant to Section 7 hereof and signed by the Holders of such Warrant Stock and containing any and all information required by Sections 7 and 10 hereof, provided, however, that in no case may more than one Request be made under this Agreement and provided further that no Request shall be permitted with respect to Warrant Stock that may be sold in compliance with all applicable laws without registration or pursuant to Rule 144 of the Securities Act or any successor rule.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Senior Lender" shall mean Fleet Capital Corporation, a Rhode Island corporation, or its permitted successors and assigns.

         "Senior Loan Agreement" means that certain Amended and Restated Loan Agreement dated as of October 20, 1997, as subsequently amended, by and between Borrower and Senior Lender, as the same may be amended, supplemented, replaced or refinanced from time to time in compliance with terms of the Intercreditor Agreement.

         "Stock" shall mean (i) all classes and categories of the capital stock of the Company whether then issued or issuable, including without limitation, any shares of Common Stock and (ii) any shares of Common Stock issued or issuable with respect to the Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "Warrant Stock" shall mean Common Stock issued or issuable upon exercise of the Warrant in accordance with its terms and any capital stock or other securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

         2. WARRANT PURCHASE; ANTIDILUTION.

                    2.1 Warrant Purchase. Contemporaneously with the execution of this Agreement, the Company shall issue to the Initial Holder, Warrants, in the form attached hereto as Exhibit A (the "Warrant"), evidencing the Initial Holder's right to purchase at the Exercise Price up to Three Hundred Twenty-Five Thousand (325,000) shares of Common Stock.

                    2.2 No Voting Rights. Except as set forth herein, this Agreement shall not entitle any Holder to any voting rights or other rights as a shareholder of the Company, and no dividend or interest shall be payable or accrued in respect of the Warrant or this Agreement or the interest represented hereby or the shares of Warrant Stock which may be purchased hereunder until and unless, and except to the extent that, a Holder has duly exercised its rights under any Warrant issued to such Holder or its predecessor in interest and such Holder has been issued shares of Warrant Stock. The Company shall thereupon treat such Holder (or its designee) as the record owner of the shares of Warrant Stock obtained by such exercise for voting and all other purposes.

                    2.3 Good Faith by Company. The Company will not, by amendment to its Certificate of Incorporation or through any reorganization, reclassification, consolidation, merger, sale of assets, dissolution, issue or sale of securities or other action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate to protect the rights of the Holders hereunder in accordance with this Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF HOLDERS; RESTRICTIONS ON TRANSFERABILITY.

                  3.1 The Initial Holder hereby represents and warrants to the Company as set forth in this Section 3.1 and each Holder other than the Initial Holder shall, upon its acquisition of a Warrant, be deemed to represent and warrant to the Company (severally and not jointly) as set forth in this Section
3.1. In addition, the representations and warranties set forth in this Section
3.1 shall be deemed to be remade by a Holder from time to time to the Company as of the date a Warrant is exercised by such Holder.

                  (a) Authorization.

                      (i) Authorization and Compliance With Law. The execution and delivery of this Agreement by the Holder, and any exercise or exchange of such Holder's Warrant pursuant to the terms hereof or thereof, have been duly authorized by all necessary action, corporate and otherwise, on the part of the Holder. The entry into this Agreement by the Holder, the acquisition and ownership of the Warrant issued to such Holder and the exercise or exchange of such Warrant pursuant to the terms hereof and thereof do not and will not violate any Law applicable to such Holder.

                      (ii) Approvals. No authorization, consent, approval, license or filing with any third party or any Official Body is or will be necessary for the valid execution, delivery or performance of this Agreement by the Holder, the acquisition and ownership of the Warrant issued to the Holder or the exercise or exchange of such Warrant pursuant to the terms hereof or thereof.

                  (b) Investment Representations.

                      (i) No Distributive Intent; Restricted Securities. The Holder is acquiring the Warrant issued to it and, if applicable, the Warrant Stock (all of which shall be collectively referred to in this Section 3 as the "Securities" and singly, by type, as a "Security") for its own account with no present intention of reselling or otherwise distributing any such Security or participating in a distribution of such Securities in violation of the Securities Act, or any applicable state securities laws. The Holder acknowledges that it has been advised and is aware that (A) the Company is relying upon an exemption from registration under the Securities Act and applicable state securities laws predicated upon such Holder's representations and warranties contained in this Section 3.1 in connection with the issuance of such Securities pursuant to this Agreement, and (B) such Securities in the hands of the Holder will be "restricted securities" within the meaning of Rule 144 promulgated by the Commission pursuant to the Securities Act and, unless and until registered under the Securities Act, will be subject to limitations on resale (including, among others, limitations on the amount of securities that can be resold and the timing and manner of resale) set forth in Rule 144 or in administrative interpretations of the Securities Act by the Commission or in other rules and regulations promulgated thereunder by the Commission, in effect at the time of the proposed sale or other disposition of the Securities.

                      (ii) Compliance with Law Upon Transfer. To the extent that the Holder is entitled to transfer or pledge any of the Securities, the Holder will not transfer or pledge any of such Securities in violation of the Securities Act or any other applicable Laws, and in the event the Holder pledges or transfers any of such Securities it will advise the pledgee or transferee of the transfer restrictions imposed on such Securities.

                      (iii) No Commission. No outside parties have participated with respect to the negotiation of this transaction on behalf of the Holder, and the Holder shall indemnify and hold the Company harmless with respect to any claim for any broker's or finder's fees or commissions with respect to the transactions contemplated hereby by anyone found to have been acting on behalf of the Holder with the Holder's consent.

                      (iv) Legends. The Holder consents to the endorsement on each certificate representing the Securities of the legends described in Section 3.2(b) indicating that the Securities are not registered, except as and when such Securities may be registered pursuant to the terms hereof.

                  (c) Execution and Binding Effect. This Agreement has been duly and validly executed and delivered by such Holder and constitutes legal, valid and binding obligations of such Holder, enforceable against such Holder in accordance with its terms.

                  3.2 Restrictions on Transferability.

                  (a) Restricted Securities. The Warrants and the Warrant Stock that are subject to the restrictions set forth in this Section 3.2 (collectively, the "Restricted Securities"), shall not be transferable to anyone other than the Company before satisfaction of the conditions specified in this
Section 3.2, which conditions are intended to insure compliance with the provisions of applicable securities laws in respect of the transfer of the Restricted Securities. The Warrants and the Warrant Stock shall cease to be "Restricted Securities" when and only when either they are distributed pursuant to an effective registration statement with respect thereto or, counsel to the Holder shall provide an opinion, which opinion shall be satisfactory in form and substance to the Company, stating that the securities may be distributed freely by the holders thereof

(including all subsequent holders) without registration under the Securities Act and applicable state securities laws.

                  (b) Restrictive Legends. Unless and until otherwise permitted by this Section 3.2 or unless distributed pursuant to an effective registration statement,

                      (i) each certificate evidencing the Warrants, and each certificate evidencing a Warrant upon the transfer thereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "Neither this Warrant, nor the shares of capital stock for which it is exercisable, have been registered under the Securities Act of 1933 or any applicable state securities laws, and no transfer or assignment of this Warrant or the shares issuable upon its exercise may be made in the absence of an effective registration statement under such laws or the availability of exemptions from the registration provisions thereof in respect of such transfer or assignment in the opinion of counsel satisfactory to the Company. Moreover, this Warrant and the shares of capital stock for which it is exercisable are subject to restrictions on transferability and similar restrictions as set forth in a Warrant Agreement dated as of April 5, 2001 relating to the issuance of this Warrant (a copy of which Agreement is on file with the Company's Secretary and will be made available upon request of a Warrant holder or proposed transferee)."

                      (ii) each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state and are subject to the conditions specified in a certain Warrant Agreement dated as of April 5, 2001, between the Company and The HillStreet Fund, L.P. A transfer of the shares represented by this certificate shall not be valid or effective until such conditions have been fulfilled, including receipt by the Company of an opinion of counsel in form and substance satisfactory to it that any such transfer will not violate federal or state securities laws. A copy of the Warrant Agreement is on file with the Secretary of the Company and will be made available upon request. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of said Warrant Agreement and to indemnify and hold the Company harmless against loss or liability arising from the disposition of the shares represented by this certificate in violation of such provisions."

                  3.3 Removal of Legends. When the restrictions on transferability contained in Section 3.2 shall terminate or otherwise be satisfied, the Company shall, or shall instruct its transfer agent or warrant agent, as appropriate, to issue new certificates evidencing such securities in the name of such Holder not bearing the legends required by Section 3.2(b).

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

                  4.1 Representations and Warranties. The Company hereby acknowledges and affirms each of the representations and warranties made by it in the Loan Agreement as set forth in Article 4 thereof, which representations and warranties are specifically incorporated herein by reference.

                  4.2 Covenants.

                  (a) Loan Agreement. The Company shall comply with the affirmative, financial and negative covenants set forth in the Loan Agreement in Articles 5, 6, and 7 thereof, which covenants are specifically incorporated herein by reference.

                  (b) Registration Rights. The Company shall not grant any demand rights to any third person with respect to the registration of securities held by any such person unless such demand rights are expressly subordinate to and may not be exercised prior to or in conjunction with the exercise of the demand registration rights of the Holders hereunder.

                  (c) Registration Procedures. If and when the Company is required to effect the registration of any Warrant Stock under the Securities Act as provided in Section 7 or 8, the Company shall: (i) prepare and file with the Commission a Registration Statement and such amendments and supplements thereto and any prospectus used in connection therewith as may be necessary to keep such Registration

         Statement effective for such period as shall be necessary to complete the marketing of the Warrant Stock included therein, but in no event longer than one hundred twenty (120) days after the effective date of such Registration Statement; (ii) furnish to the Applicable Holders such number of copies of a prospectus, including, without limitation, a preliminary prospectus, conforming with the requirements of the Securities Act, and such other documents as the Applicable Holders may reasonably request in order to facilitate the public sale or other disposition of such Warrant Stock; (iii) use its best efforts to register or qualify, not later than the effective date of any Registration Statement filed pursuant to this Agreement, the Warrant Stock covered by such Registration Statement under the securities or Blue Sky laws of such jurisdictions within the United States as any Applicable Holder may reasonably request and do any and all other acts or things which may be necessary or advisable to enable such Applicable Holder to consummate the public sale or other disposition in such jurisdiction of such Warrant Stock provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified; (iv) promptly notify the Applicable Holders, at any time when a prospectus relating to the Warrant Stock being distributed is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Applicable Holder, evidenced by a Certificate of Applicable Holders, promptly prepare, file with the Commission and furnish to the Applicable Holders a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Warrant Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; (v) use its best efforts to furnish, at the request of any Applicable Holder or any underwriter of any distribution of the Warrant Stock, an opinion of legal counsel to the Company, covering such matters as are typically covered by opinions of issuer's counsel in underwritten offerings under the Securities Act and are similar in form and substance to that furnished in connection with the Company's most recent underwritten public offering of Common Stock, as any Applicable Holders or the underwriter of any distribution of the Warrant Stock request; (vi) use its best efforts to cause all of the shares of Warrant Stock in the Request to be listed on any recognized securities exchange, including, without limitation, the NASDAQ Stock Market, on which the Common Stock is then listed and to maintain the currency and effectiveness of any such listings; and (vii) enter into an agreement with the underwriters for such offering in which the Company shall provide indemnities similar to those described in Section 11.1 hereof to the underwriters and in which the Company shall make representations and warranties customarily made by issuers of equity securities to underwriters, similar in form and substance to those made to the underwriters of the most recent underwritten public offering of Company Stock.

         5. TAG-ALONG RIGHTS.

                  5.1 Tag Along Rights. If any Principal Stockholder of the Company desires to sell or transfer, in a single transaction or in a series of related transactions, fifteen percent (15%) or more of the Company's Outstanding Common Stock (excluding, to the extent permitted by applicable law, transfers of Company Stock by any Principal Stockholder to a member of the family of such Principal Shareholder, or a trust for the benefit of such Principal Shareholder, or any of such Principal Shareholder's spouse, children or grandchildren; provided, however, a Principal Shareholder's obligations with respect to this
Section 5 shall be assumed undiminished by any such transferee), then such Stockholder agrees to give notice of such intent to the Holders at least fifteen
(15) days prior to the proposed date of such sale or transfer. Such notice shall specify the number and class of Common Stock and the terms, including price, upon which such Common Stock are to be sold or otherwise transferred and the proposed date of such sale or transfer.

                  One or more of the Holders may elect to participate in such sale by giving notice to the Company and such Stockholders at least five (5) days prior to the date of the proposed sale or transfer. Such notice shall specify the number of shares of Common Stock which such Holder wishes to sell or transfer. If one or more of the Holders elects to participate in such sale, and gives timely notice of such election in accordance with the provisions of this
Section 5.1, then such sale shall not be effected unless the proposed purchaser of such shares of Common Stock offers to purchase from each of the Holders electing to participate in the sale, at the same time and on the same terms (including price) as shares of Common Stock that are being purchased from such Stockholders, that proportional number of shares of Common Stock which bears the same proportion to the total number of shares of Common Stock issued and issuable upon the exercise of such Warrant by the Holder as the number of shares of Common Stock being sold by such Stockholders bears to the total number of shares of Common Stock owned by such Stockholder.

         6. PUT AND CALL OF WARRANTS AND STOCK.

                  6.1 Put Rights. On or at any time after the Put Exercise Date and prior to the Expiration Date, and upon written notice thereof by any of the Holders ("Put Exercise Notice") each Holder shall have the right to "put" to the Company all or any part of its Warrant or the Warrant Stock obtained or obtainable by the Holder through the exercise of its Warrants

(the "Put") subject to applicable law and any restriction set forth in the Loan Agreement. The Company shall, within ten (10) days following the receipt of a written notice that the Holder intends to exercise the Put hereunder, purchase the Warrants (or portion thereof) or the Warrant Stock being sold by the Holder for the Put Price calculated in accordance with Section 6.2 out of funds legally available therefore, if any.

                  6.2 Put Price. Upon exercise of the put rights set forth in
Section 6.1, the purchase price ("Put Price") (a) for each share of Warrant Stock being put shall equal the Entity Value of the Company as defined herein divided by the total number of shares of Outstanding Common Stock, and (b) for each Warrant being put shall equal (x) the price per share determined pursuant to clause (a) above multiplied by the number of shares of Warrant Stock which such Warrant entitles the Holder thereof to purchase, minus (y) the Exercise Price per share of Warrant Stock multiplied by the number of shares of Warrant Stock which such Warrant entitles the Holder thereof to purchase.

                  6.3 Default. If the Company shall, for any reason other than restrictions under applicable law or under the Loan Agreement, fail to pay in full the Put Price (or portion thereof) or the Warrant Stock being sold by the Holder pursuant to Sections 6.1 and 6.2 when such amount is due and payable in accordance with Section 6.1 (the "Due Date"), the Company shall pay to such Holder, on demand, in immediately available funds, an amount equal to the sum of
(i) the unpaid amount of the Put Price due to such Holder on the Due Date (the "Unpaid Portion") plus (ii) interest on such Unpaid Portion from the Due Date, computed on a daily basis and on the basis of a 360-day year, through the date upon which payment is received by Holder after demand is made pursuant to this
Section 6.3 (the "Payment Date"), at a rate per annum equal to Eighteen Percent (18%) per annum.

                      Until such time as the Put Price for each unrepurchased share of Warrant Stock has been paid in full in cash, the Holder of such unrepurchased Warrant Stock shall be entitled to retain legal and beneficial ownership of such unrepurchased Stock and to exercise all rights with respect to such unrepurchased Warrant Stock under this Agreement.

                  6.4 Call Rights. On and after April 5, 2007, the Company shall have the option to require the Holder to sell to the Company all or any part of the Warrant or the Warrant Stock obtained or obtainable by the Holder through the exercise of the Warrants. The Company shall, within ten (10) days following the delivery to the Holder of a written notice that the Company intends to exercise its purchase option hereunder, purchase the Warrants (or portion thereof) or the Warrant Stock being sold by the Holder for a purchase price equal to the Put Price calculated in accordance with Section 6.2 out of funds legally available therefore, if any.

                  6.5 Calculations of Put Price. If any Holder who has exercised its put shall disagree with any amount proposed by the Company as the Put Price, such Holder shall give the Company written notice of its objection within ten
(10) days of receipt of such Put Price or of notice from the Company of its proposed Put Price. Within five (5) days of the Company's receipt of the Put Exercise Notice, the Board of Directors of the Company shall give the Holders written notice of its determination of the Entity Value. If the holders of 51% of the Warrants shall not be reasonably satisfied with the determination of the Board of Directors of the Company, the Fair Market Value shall be determined in accordance with the following procedures (such determination, the "Appraised Value"): first, by an investment banking firm selected by holders of 51% of the Warrants which are subject to such Put, which determination shall be made within thirty (30) days after the delivery of the notice of the Holders' objection to the Company's determination of the Put Price; second, if such determination by the investment banking firm selected by the Holders shall not be satisfactory to the Company, as evidenced by a written objection by the Company delivered to the holders of the Warrants subject to such Put within fourteen (14) days of receipt by the Company of such determination, the Company shall be entitled to select an investment banking firm which shall make its own determination within thirty
(30) days of such Company notice, and if such determination shall differ by less than 10% from the determination of the investment banking firm selected by the Company, the Fair Market Value shall be the average of such determinations; and, third, if such determinations shall differ by 10% or more, such investment banking firms shall appoint a third investment banking firm which shall make its own determination within fourteen (14) days of its appointment, which determination shall be binding upon the Company and the holders of the Warrants subject to the Put Exercise Notice. Any and all determinations required to be made by an investment banking firm pursuant to this definition shall be performed by an investment banking firm experienced in the conduct of corporate valuations and shall be based upon the fair market value of 100% of the Company on a consolidated basis if sold as a going concern, without giving effect to any discount for lack of liquidity of the shares of Common Stock or to any restrictions upon the conversion or convertibility of any shares of nonvoting common stock into voting common stock, or to any or to the fact that the shares of Common Stock issuable upon exercise of the Warrants being put to the Company represent a minority equity interest in the Company, or to any discount relating to, or reclassification because of, any right or option of any stockholder or warrant holder of the Company to sell its shares of stock or warrants to the Company, including pursuant to this Warrant Agreement. In addition, in making such determination, the investment banking firm shall assume the conversion, exercise or exchange of all Exercisable Convertible Securities and shall take into account the going-concern valuations associated with companies engaged in businesses similar to the Company and such other matters as are relevant to the valuation of the Company. Further, in making such determination, the investment banking firm's valuation methodology shall be independent of any alternative valuation methodology set forth in this Warrant Agreement. Notwithstanding anything herein to the contrary, in determining the Entity Value under this definition, (i) any adverse changes in GAAP from the date of original issuance of this Warrant Agreement shall be disregarded such that any computations shall be made as if the GAAP change had not been implemented, and
(ii) any dividends paid or redemptions or repurchases of any of the securities of the Company by the Company within one (1) year prior to the exercise of the Put or in connection with any then contemplated Capital Transaction or Public Offering shall be disregarded and any amounts distributed shall be treated as if such amounts had been retained by the Company. All costs and expenses incurred by the Warrant Holder or the Company in connection with the determination of Put Price (whether or not timely made) and the exercise of the Put hereunder shall be borne by the Company.

         7. DEMAND REGISTRATION RIGHTS.

                  7.1 The Company has completed a public offering (an "Initial Public Offering") of its Common Stock under the Securities Act, pursuant to which its Common Stock is traded on the NASDAQ system. Upon receiving a Request from the Holders, the Company will prepare and file, promptly after such Request and in no case more than sixty (60) days after receipt of such Request, and thereafter will use its best efforts to cause to become effective a registration statement ("Registration Statement") with respect to the Warrant Stock on such form selected by the Company and complying with the Act. If, for any reason other than the Applicable Holders' failure to perform their obligations under
Section 7.4(a) hereof, the Registration Statement does not become effective, the Request shall be withdrawn and shall not count as a "Request" made pursuant to this Section.

                  7.2 If the Request so states, the offering or distribution of Warrant Stock under this Section shall be, to the best of the Company's efforts, pursuant to a firm commitment underwriting. The managing underwriter shall be a nationally recognized investment banking firm selected by the Company but the selection shall be subject to the Applicable Holders' approval, which approval shall not be unreasonably withheld. The Applicable Holders shall be entitled to negotiate the underwriting discounts and commission and other fees of such underwriter.

                  7.3 Any Request shall specify the number of shares of Warrant Stock as to which such Request relates, express the Applicable Holders' present intention to offer such Warrant Stock for distribution and contain an undertaking to provide all such information and materials and take all such actions and execute all such documents as may be required in order to permit the Company to comply with all applicable requirements of the Commission, to obtain acceleration of the effective date of the Registration Statement and to enter into satisfactory underwriting arrangements, if the distribution of Warrant Stock is to be underwritten. Any Request shall designate an Authorized Holder and such Authorized Holder's address for the purpose of delivering notices under the Agreement to the Applicable Holders. The Request shall also contain any other information required to be set forth under Section 7.

                  7.4 No securities to be sold by the Company or any securityholder of the Company shall be included in any Registration Statement filed pursuant to this Section, unless (a) the Company shall have received a Certificate of Applicable Holders consenting to the inclusion of such other securities, which consent shall not be unreasonably withheld; (b) in the case of a firm underwriting, the managing or principal underwriter shall have consented to the inclusion of such other securities and (c) all the Warrant Stock requested to be included in the Request shall be so included.

                  7.5 The Company shall be entitled to postpone the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to this Section if, at the time it receives a Request, counsel for the Company is reasonably of the opinion (which opinion shall be expressed in writing) that (a) such registration will require preparation of audited financial information for the Company as of a date or for a period which preparation will not otherwise be required or (b) any material pending transaction of the Company or any of its subsidiaries renders the effecting of such registration inappropriate at the time; provided, that in the case of an event referred to in clause (b) above, the duration of such delay shall not exceed 90 days from the date the Company became aware of such material business information; provided, further, that the Company shall promptly make such filing as soon as the conditions which permit it to delay such filing no longer exist; and provided, further that in the event of any such deferral, the Applicable Holders shall have the right to withdraw the Request by way of a Certificate of Applicable Holders and such withdrawn Request shall not be considered as a Request.

         8. PIGGYBACK REGISTRATIONS.

                  8.1 If at any time prior to the Expiration Date, the Company shall propose to file a Registration Statement for the purpose of a primary or secondary offering for itself or any securityholder of the Company (the "Initiating Securityholder") under the Act, other than for issuance to employees, the Company shall as promptly as practicable, but in no event later than thirty (30) days prior to the proposed filing date, give notice of such intention to each Holder and upon the written Request of any such Holder within fifteen (15) days after receipt of any such notice (which Request shall specify the Warrants or Warrant Stock intended to be sold or disposed of by such Holder), the Company will include in such Registration Statement all such Warrants or Warrant Stock specified in such Request to be so registered.

         9. OTHER REGISTRATIONS.

                  If the Warrants or any Warrant Stock issued or issuable pursuant hereto require registration or qualification with or approval of any United States or governmental official or authority in addition to registration under the Securities Act before the Warrants or such Warrant Stock may be sold, the Company will take all requisite action in connection with such registration and will use its best efforts to cause any such shares and/or such Warrants to be duly registered or approved as may be required; provided, however, that it shall not be required to give a general consent to service of process or to qualify as a foreign corporation or subject itself to taxation as doing business in any such state.

         10. COSTS AND EXPENSES OF REGISTRATION.

                  The Company shall bear the entire cost and expense of any registration made pursuant to Section 7 or 8 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, the fees and expenses of the Company's counsel and its independent accountants and all other out-of-pocket expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, brokers and dealers and other purchasers of the securities so registered, and the costs and expenses incurred in connection with the qualification of the securities so registered under "blue sky" or other state securities laws (all such expenses are herein called "Registration Expenses"). The Company shall not be responsible for any underwriter's or broker's fees or commissions incurred by Holder respect to any registration hereunder.

         11. INDEMNIFICATION.

                  11.1 Indemnity to the Holders. The Company will indemnify the Applicable Holders of the Common Stock against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in a prospectus or in any related Registration Statement, notification or similar filing under securities laws of any jurisdiction or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based upon information furnished in writing to the Company by any Holder expressly for use therein and used in accordance with such writing.

                  11.2 Indemnity to the Company. The Applicable Holders, severally and not jointly (i) by requesting any such registration pursuant to
Section 7, or (ii) having their Warrant Stock included in a registration pursuant to Section 8 hereof, agree to furnish to the Company such information concerning them as may be requested by the Company and which is necessary in connection with any registration or qualification of the Warrant Stock and to indemnify the Company against all claims, losses, damages, liabilities and expenses resulting from the utilization of any such information furnished in writing to the Company expressly for use therein and used in accordance with such writing.

                  11.3 Indemnification Procedures. If any action is brought or any claim is made against any party indemnified pursuant to this Section 11 in respect of which indemnity may be sought against the indemnitor pursuant to this
Section 11, such party shall promptly notify the indemnitor in writing of the institution of such action or the making of such claim and the indemnitor shall assume the defense of such action or claim, including the employment of counsel and payment of expenses. The failure of an indemnified party to give notice as provided herein shall not relieve the indemnitor of its obligations under this
Section 11 except to the extent the indemnitor is actually prejudiced by such failure to give notice. Such party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such party unless the employment of such counsel shall have been authorized in writing by the indemnitor by a resolution of the Board of Directors of the Company or by a Certificate of Applicable Holders, whichever the case may be, in connection with the defense of such action or claim or such indemnified party or the parties shall have reasonably concluded that there are defenses available to it or them which are in conflict with those available to the indemnitor (in which case the indemnitor shall not have the right to interpose such conflicting defense but otherwise shall retain control of such action or claim on behalf of the indemnified party or parties), in any of which events such fees and expenses of not more than one additional counsel for the indemnified parties shall be borne by the indemnitor. Except as expressly provided above, in the event that the indemnitor shall not previously have assumed the defense of any such action or claim, at such time as the indemnitor does not assume the defense of such action or claim, the indemnitor shall thereafter be liable to any person indemnified pursuant to this Agreement for any reasonable legal or other expenses subsequently incurred by such person in investigating, preparing or defending against such action or claim. Anything in this paragraph to the contrary notwithstanding, the indemnitor shall not be liable for any settlement of any such claim or action effected without its written consent. An indemnitor will not consent to any entry of judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the indemnitor/plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

         12. RULE 144.

                  The Company shall take such action as any holder of Warrant Stock may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of its Warrant Stock without registration under the Act pursuant to and in accordance with (x) Rule 144 under the Act, as such Rule may be amended from time to time, or (y) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the

Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         13. AMENDMENTS AND WAIVERS.

                  This Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if Company shall have obtained the advance written consent of the Holders holding Warrants exercisable for 51% or more of the Warrant Stock issuable upon exercise of outstanding Warrants at such time.

         14. NOTICES.

                  Notices and other communications under this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, addressed:

                  (a) to any Holder of Warrant Stock or Warrants at the address shown on the Stock or Warrant transfer books of the Company unless such Holder has advised the Company in writing of a different address as to which notices shall be sent under this Agreement; and

                  (b) if to Company at 1081 Holland Drive, Boca Raton, Florida 33487 or to such other address as Company shall have furnished to the Holder at the time outstanding.

         15. MISCELLANEOUS.

                  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any Holder or Holders. This Agreement and the Company Documents embody the entire agreement and understanding between the Company and the other parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF OHIO. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

      [Remainder of page intentionally left blank. Signature page follows.]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ATTEST:                                 Q.E.P., CO., INC.


                                        By:
-----------------------------------        -------------------------------------
                                        Name:  Marc P. Applebaum
                                        Title: Chief Financial Officer

ATTEST:                                 LENDER:

                                        THE HILLSTREET FUND, L.P.

                                        By:  HillStreet Capital, Inc.
                                        Its: Investment Manager

                                        By:
-----------------------------------        -------------------------------------
                                        Name:  Christian L. Meininger
                                        Title: President


         The undersigned Principal Shareholders join in this Warrant Agreement for purposes of agreeing to the provisions of Section 5.

                                        ----------------------------------------
                                        Printed name:  Lewis Gould

STATE OF CONNECTICUT       )
                           :    SS:
COUNTY OF HARTFORD         )

         The foregoing Warrant Agreement was acknowledged before me this 5th day of April, 2001 by Marc P. Applebaum, the Chief Financial Officer of the Company set forth above, on behalf of such Company.

                                ------------------------------------------------
                                Notary Public/Commissioner of the Superior Court

         Neither this Warrant, nor the shares of capital stock for which it is exercisable, have been registered under the Securities Act of 1933 or any applicable state securities laws, and no transfer or assignment of this Warrant or the shares issuable upon its exercise may be made in the absence of an effective registration statement under such laws or the availability of exemptions from the registration provisions thereof in respect of such transfer or assignment in the opinion of counsel satisfactory to the Company. Moreover, this Warrant and the shares of capital stock for which it is exercisable are subject to restrictions on transferability and similar restrictions as set forth in a Warrant Agreement dated as of April 5, 2001 relating to the issuance of this Warrant (a copy of which Agreement is on file with the Company's Secretary and will be made available upon request of a Warrant holder or proposed transferee).

Warrant Certificate No. ___                          Warrants for 325,000 Shares

Original Issue Date: April 5, 2001


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                Q.E.P. CO., INC.


         This certifies that THE HILLSTREET FUND, L.P., a Delaware limited partnership, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, at any time on or after the date hereof and prior to the Expiration Date to purchase from Q.E.P. CO., INC. (the "Company"), a Delaware corporation, up to Three Hundred Twenty-Five Thousand (325,000) fully paid and non-assessable shares of the Company's common stock ("Common Stock") upon surrender hereof, at the principal office of the Company, with the subscription form annexed hereto duly executed, and simultaneous payment therefor, at the purchase price of Three and 63/100 Dollars ($3.63) per share of Common Stock (the "Purchase Price"). For purposes of this Warrant, "Outstanding Common Stock" shall be deemed to be that number of shares of Common Stock then outstanding plus all shares of Common Stock that the Company is obligated to issue at the time or in the future by any outstanding warrant, option, convertible security or other agreement of any nature.

         1. The Warrants. This Warrant is issued to Holder in connection with a certain Subordinated Loan and Security Agreement dated as of April 5, 2001, between the Company and The HillStreet Fund, L.P. (the "Loan Agreement"). The term "Warrants" as used herein shall include all Warrants issued in connection with the Loan Agreement and also any warrants delivered in substitution or exchange therefor as provided herein.

         2. Exercise.

                  2.1 Full Exercise. Subject to compliance with the provisions hereof, this Warrant may be exercised by the Holder, in whole or in part, during the period of exercise specified above, at any time or from time to time, on any business day, by surrendering the Warrant at the principal office of the Company, 1081 Holland Drive, Boca Raton, Florida 33487 with the form of Election to Exercise in substantially the form of Exhibit A fully executed, together with payment in cash or immediately available funds of the sum obtained by multiplying: (a) the number of shares of Common Stock for which the Warrant is being exercised; by (b) the Exercise Price, provided, however, that all or part of such payment may be made by the surrender by such Holder to the Company, at the aforesaid office or agency, of any instrument evidencing indebtedness of the Company, or any other corporation of which the Company owns at least fifty percent (50%) of the voting stock. All indebtedness so surrendered shall be credited against such Exercise Price in an amount equal to the outstanding principal amount thereof plus accrued but unpaid interest to the date of surrender.

                  2.2 Partial Exercise. This Warrant may be exercised for less than the full number of shares of Common Stock or any fraction thereof called for hereby, during the period of exercise specified above, at any time or from time to time, in the manner set forth in Section 2.1. Upon any partial exercise, the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon such partial exercise, this Warrant shall be surrendered and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to the registered Holder hereof within five (5) days after such exercise. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, but in any event within five (5) days after payment of the Exercise Price pursuant to this Section 2, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise.

                  2.3 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the Market Price (as defined below) for one share of Common Stock is greater than the Exercise Price (on the date of exercise of all or a part of this Warrant), in lieu of exercising this Warrant for cash, the Holder may elect to receive Warrant Stock equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company, together with the form of Election to Exercise attached hereto fully executed, in which event the Company shall issue to the Holder that number of Shares of Warrant Stock computed using the following formula:

                           X = Y x (A-B) / A

         Where Y = the aggregate number of Shares of Warrant Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the number of Shares of Warrant Stock for which this Warrant is being exercised (at the date of such calculation)

                           A = Market Price of one Share of Common Stock
                               (at the date of such calculation)

                           B = Exercise Price.

         For the purposes of this Section 2.3, "Market Price" shall mean, if the Warrant Stock is traded on a national securities exchange, the NASDAQ National Market System or the over-the-counter market, the last reported price on the date of valuation at which the Warrant Stock has traded on the NASDAQ National Market System or the average of the bid and asked prices on the over-the-counter market on the date of valuation or, if no sale took place on such date, the last date on which a sale took place. If the Warrant Stock is not so traded, "Market Price" shall be the value of one share of Warrant Stock as determined by agreement of the parties hereto, or if the parties hereto cannot reach agreement, then such value shall be determined by appraisal by an independent investment banking firm selected by the Company and acceptable to the Holder; provided, however, that if the Holder and the Company cannot agree on such investment banking firm, such appraised value shall be determined by averaging the appraised values calculated by (i) an independent investment banking firm selected by the Company; (ii) an independent investment banking firm selected by the Holder; and (iii) an independent investment banking firm selected by the investment banking firms selected by the Company and the Holder. Each such appraisal shall be at the Company's expense.

         3. Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable and free of any security interest or other adverse claims or encumbrances and free of claims of pre-emptive rights. The Company shall pay all issuance taxes and similar governmental charges that may be imposed in respect of the issue or delivery thereof, but in no event shall the Company pay a tax on or measured by the net income or gain attributed to such exercise. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer of a Warrant or any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

         4. Unregistered Securities. The Holder acknowledges that, in taking unregistered Warrants, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that such Warrants have not been registered under the Securities Act of 1933 and further realizes that such Warrants cannot be sold unless they are subsequently registered under the Securities Act or 1933 or an exception or exemption from such registration is available. The Holder also acknowledges that appropriate legends reflecting the status of the Warrants under the Securities Act of 1933 may be placed on the face of the Warrant certificates at the time of their transfer and delivery to the Holder hereof. The transfer of this Warrant and the shares issuable upon exercise of this Warrant is subject to the terms of this Warrant and the terms and provisions of the Warrant Agreement.

         5. Exchanges. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with the form of transfer authorization attached hereto as Exhibit B duly executed, for new Warrants for the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange.

         6. Adjustments.

                  6.1 General Adjustment Principles. If any shares of stock or other securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold by the Company, or any other event shall occur that shall have the effect of diluting such rights, then and in each such case the number of shares or other securities issuable upon exercise of this Warrant and the Exercise Price shall forthwith be adjusted, so as to protect the Holder of the Warrants against the effect of such dilution, in the manner described in this Section or by means of a similar computation mutually acceptable to the parties hereto.

         In case of any reclassification, subdivision or combination of Common Stock or any distribution or dividends on the Common Stock payable in Common Stock, the number of shares of Warrant Stock which may be purchased by exercise of this Warrant shall be proportionately adjusted.

         In case of the sale or issuance of additional Common Stock, adjustments shall be computed as described in this Section, other than adjustments that would result from issuances of Common Stock pursuant to (i) the Q.E.P. Co., Inc. Omnibus Stock Plan of 1996 as in effect on the date hereof, generally available to all of the employees of the Company, (ii) the warrants issued by the Company in connection with the acquisition of Roberts Consolidated Industries, Inc., in October 1997, (iii) the warrants issued in connection with the initial public offering of the Company's Common Stock in 1996, and (iv) the options granted to Lewis Gould for the purchase of up to 54,000 shares of Common Stock at a strike price of not less than Four and 00/100 Dollars ($4.00) per share, as to which no adjustments shall be made. If at any time the Company shall issue or sell any Additional Shares of Common Stock (except as to shares issued pursuant to the exercise of this Warrant or pursuant to the exceptions set forth in the foregoing sentence) for a consideration per share less than the greater of (x) the Market Price per share of Common Stock at the time of issuance of the Additional Shares or (y) the Warrant Exercise Price, then the number of shares of Common Stock thereafter constituting the Warrant shall be adjusted to that number determined by multiplying the number of shares of Common Stock constituting the Warrant immediately prior to such adjustment by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of the Additional Shares of Common Stock, plus the number of shares of Common Stock represented by the Warrant immediately prior to the issuance of the Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock so issued as contemplated by this Section and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of the Additional Shares of Common Stock, plus the number of shares of Common Stock represented by the Warrant immediately prior to the issuance of the Additional Shares of Common Stock, plus the number of shares of Common Stock that the aggregate consideration for the total number of such Additional Shares of Common Stock so issued as contemplated by this Section would purchase at the greater of such Market Price at the time of issuance of the Additional Shares or the Warrant Exercise Price. For the purposes of this Section, (i) the date as of which the Market Price for the issuance of the Additional Shares and the Warrant Exercise Price shall be computed shall be the earlier of (a) the date on which the Company shall enter into a firm contract at a fixed price for the issuance of such Additional Shares of Common Stock or (b) the date of actual issuance of such Additional Shares of Common Stock, and (ii) the consideration for Additional Shares of Common Stock issued and sold by the Company pursuant to an underwritten public offering shall be deemed to be the price at which the shares are offered to the public.

                  6.2 Reorganization, Consolidation, Merger. In the event of any reorganization of the Company (or any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant), or the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 2, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 6. In each such case the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation; provided, however, that if such reorganization, consolidation or merger is with any entity affiliated with the Company or any of its officers or directors, and would result in the elimination of all or substantially all of the rights to voting interests of the Holder in the surviving corporation, such Holder upon exercise hereof after such reorganization, consolidation, or merger shall be entitled to receive, at the Holder's option, in lieu of the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, cash or voting securities in the proportions that the Holder may elect in the surviving corporation in an amount equivalent to the fair market value of the voting interest in the Company that such Holder would have received had the Warrant been exercised prior to such consummation.

                  6.3 Other Adjustments. In case at any time conditions arise by reason of action taken by the Company which, in the opinion of its Board of Directors (recognizing the fiduciary duty, hereby assumed and acknowledged, of the Board of Directors to the Holders of the Warrants) or in the opinion of the Holders of Warrants representing a majority of the shares of Warrant Stock issuable upon exercise of such Warrants, are not adequately covered by the other provisions of this Section 6 and which might materially and adversely affect the exercise rights of the Holders of the Warrants, then the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing (other than the accountants then auditing the books of the Company) to determine the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 6, necessary with respect to the purchase price or adjusted purchase price, as so to preserve, without dilution, the exercise rights of the Holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described in such report.

                  6.4 No Dilution or Impairment. The Company will not, by amendment or restatement of its certificate of incorporation or by-laws or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company: (a) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of all Warrants at the time outstanding; and (b) shall take no action to amend or restate its certificate of incorporation or by-laws which would change to the detriment of the Holders of Warrant Stock (whether or not any Warrant Stock be at the time outstanding) the dividend or voting rights of the Company's Warrant Stock.

                  6.5 Accountants' Certificate as to Adjustments. In each case of an issuance by the Company of shares or warrants, options, convertible securities or other agreement of any nature and at any other time requested by the Holder, but no more than semi-annually, the Company at its expense shall cause a firm of independent certified public accountants of recognized standing selected by the Company (who may be the accountants then auditing the books of the Company except in the circumstances set forth in Section 6.3 above) to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth the adjustment, if any, necessary as a result of such issuance and showing in detail the facts upon which such adjustment is based, including a statement of: (a) the consideration received or to be received by the Company for any additional shares of Warrant Stock issued or sold or deemed to have been sold; and (b) the number of shares of Warrant Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each certificate to each Holder of a Warrant at the time outstanding.

                  6.6 Notices of Record Date. If and when the Company shall establish a record date for the Holders of its Stock (or such other securities at the time receivable upon the exercise of the Warrants) for the purpose:

                      (a) of determining the Holders entitled to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any securities, or to receive any other right; or

                      (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, except for mergers into the Company of subsidiaries whose assets are less than ten percent (10%) of the total assets of the Company and its consolidated subsidiaries, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                      (c) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed, to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, the record date established with respect to such dividend, distribution, voting or other right, and stating the amount and character of such dividend, distribution, voting or other right, or the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed as of which the Holders of record of Stock (or such other securities at the time receivable upon the exercise of the Warrants) shall be entitled to vote upon or exchange their shares of Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the dates therein specified. The rights to notice provided in this Section 6.6 are in addition to the rights provided elsewhere herein or in the Warrant Agreement.

         7. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it in the exercise of reasonable discretion, of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to it in the exercise of reasonable discretion, and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

         8. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants and the issuance of all shares of Warrant Stock.

         9. Transfers. This Warrant and all rights hereunder are transferable on the books of the Company by any Holder hereof in person or by duly authorized attorney upon surrender of this Warrant at the principal office of the Company, together with the form of transfer authorization attached hereto as Exhibit B duly executed, provided that all conditions set forth below have been met. Absent any such transfer, the Company may deem and treat the Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

                  9.1 Notice of Proposed Transfers. The Holder of this Warrant, by acceptance hereof, agrees prior to any transfer of Warrants or Warrant Stock issued or issuable upon exercise hereof to give written notice to the Company expressing such Holder's intention to effect such transfer and describing briefly the manner of the proposed transfer of such Warrants or Warrant Stock and designating the counsel for the Holder giving such notice.

                  9.2 Opinion of Counsel. If in the opinion of counsel to the Company, the proposed transfer of the Warrants or Warrant Stock issued or issuable upon the exercise hereof may be effected without registration under the Securities Act of 1933, as amended, as then in force (or any similar Federal statute then in force) or applicable state securities laws, the Company, as promptly as practicable, shall notify the Holder of such Warrants or Warrant Stock of such opinion, whereupon such Holder shall be entitled, but only in accordance with the terms of the notice delivered by such Holder to the Company, to transfer such Warrants or Warrant Stock.

         10. Definitions. Unless otherwise defined herein, the terms capitalized herein shall have the meanings set forth in the Warrant Agreement.

         11. Warrant Agreement. The terms of the Warrant Agreement are incorporated by reference in this Warrant as fully as if the same were set forth herein, shall be considered an integral part of this Warrant and shall entitle the parties hereto to all rights and benefits accruing thereunder.

         12. Information. The Company shall furnish each Holder of Warrants with copies of all reports, proxy statements, and similar materials that it furnishes to Holders of its Stock. In addition, it shall furnish to each such Holder of Warrants copies of all reports filed by it with the Securities and Exchange Commission.

         13. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by first-class registered or certified mail, postage prepaid, addressed

(a) if to the Holder, at the registered address furnished to the Company in writing by the Holder of this Warrant, or (b) if to the Company, to the attention of its Chief Executive Officer at its principal office located at 1081 Holland Drive, Boca Raton, Florida 33487, or such other location of its principal office as shall be furnished to the Holder in writing by the Company.

         14. Change, Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement by the change, waiver, discharge or termination is sought.

         15. Headings. The headings in this Warrant are for purposes of convenience of reference only and shall not be deemed to constitute a part hereof.

         16. Law Governing. This Warrant is delivered in the State of Delaware and shall be construed and enforced in accordance with and governed by the internal substantive laws of such State.

April __, 2001

                                        Q.E.P., CO., INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

           [Subscription Form to Be Executed Upon Exercise of Warrant]

         The undersigned registered Holder or assignee of such registered Holder of a certain Warrant issued by Q.E.P., Co., Inc. dated April 5, 2001, hereby (1) subscribes for _______________ shares which the undersigned is entitled to purchase under the terms of said Warrant, (2) makes payment of the Exercise Price called for by said Warrant, and (3) directs that the shares issuable upon exercise of said Warrant be issued as follows:


                                        ----------------------------------------
                                                       (Name)


                                        ----------------------------------------
                                                      (Address)

                                        Signature:
                                                  ------------------------------

Dated:_________________________ , ____

                                    EXHIBIT B

                                  [ASSIGNMENT]

                    (To be executed by the registered Holder
                   to enact a transfer of the within Warrant)


         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns, and transfers unto ______________________________ of
______________________________, the right to purchase shares evidenced by a certain Warrant issued by Q.E.P., Co., Inc. dated April 5, 2001, and does hereby irrevocably constitute and appoint ______________________________ to transfer such right on the books of said Company, with full power of substitution.



Dated:_________________________ , ____

                                        ----------------------------------------
                                        Signature

WITNESS: